SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)
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Wilmington Trust Corporation

(Name of Registrant as Specified In Its Charter)

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Annual Meeting — April 17, 2008

March 10, 2008

Dear Shareholders:

You are invited to attend our 2008 Annual Meeting on Thursday, April 17, 2008, at 10:00 a.m. at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware.

The enclosed Notice of Annual Meeting and Proxy Statement provide information about the governance of our Company and describe the various matters to be acted upon during the meeting. In addition, there will be a report on the state of our Company’s business and an opportunity for you to express your views on subjects related to our operations.

The Annual Meeting gives us an opportunity to review the actions our Company is taking to achieve our mission of maximizing shareholder value. We appreciate your ownership of Wilmington Trust, and I hope you will be able to join us on April 17 for our Annual Meeting.

Sincerely,

Ted T. Cecala,
Chairman of the Board and Chief Executive Officer

March 10, 2008

To the Holders of Common Stock of
Wilmington Trust Corporation

NOTICE OF ANNUAL MEETING

The Annual Meeting of Shareholders of Wilmington Trust Corporation will be held on Thursday, April 17, 2008, at 10:00 a.m. local time, at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware. The meeting will be held to consider and act upon the election of directors, the approval of our 2008 Employee Stock Purchase Plan and 2008 Long-Term Incentive Plan, and other business that may properly come before the meeting.

Holders of record of our common stock at the close of business on February 19, 2008, are entitled to vote at the meeting.

This notice and the accompanying proxy materials are sent to you by order of the Board of Directors.

Michael A. DiGregorio,
Secretary

2008 ANNUAL SHAREHOLDERS’ MEETING

PROXY STATEMENT

GENERAL INFORMATION

The enclosed proxy material is being sent at the request of our Board of Directors to encourage you to vote your shares at our Annual Shareholders’ Meeting (the “Annual Meeting”) to be held on April 17, 2008. This proxy statement contains information on matters that will be presented at the Annual Meeting and is provided to assist you in voting your shares.

Our Annual Report to Shareholders for 2007, containing management’s discussion and analysis of financial condition and results of operations of our Company, its audited financial statements, and this Proxy Statement are distributed together beginning on or about March 21, 2008.

Who May Vote

All holders of our common stock as of the close of business on February 19, 2008 (the “Record Date”) are entitled to vote at the Annual Meeting. Each share of stock is entitled to one vote. As of the record date, 67,173,250 shares of our common stock were outstanding. A plurality of the shares voted in person or by proxy is required to elect directors. A majority of the shares voted in person or by proxy is required to approve the other proposals in this proxy statement. Abstentions and broker non-votes are not counted in the vote.

How to Vote

Even if you plan to attend the meeting, we encourage you to vote by proxy. You may vote by proxy by returning the enclosed proxy card (signed and dated) in the envelope provided.

You also may vote by telephone or by using the Internet. Please refer to the instructions on your proxy card.

When you vote by proxy, your shares will be voted according to your instructions. If you sign your proxy card or otherwise give your proxy but do not specify how you want your shares to be voted, they will be voted as the Board of Directors recommends. You can change or revoke your proxy at any time before the polls close at the Annual Meeting by:

•	Notifying the Company’s Secretary;

•	Voting in person; or

•	Returning a later-dated proxy card.

You also can change or revoke your proxy at any time before 12:00 p.m., April 16, 2008, by telephone or by using the Internet. Please refer to the instructions on your proxy card.

If you are a present or former staff member and participate in our Thrift Savings Plan, you will receive a voting instruction card for shares you hold in that plan. The plan trustee will vote according to the instructions on your proxy.

Proxy Statement Proposals

Proposals other than to elect directors may be submitted by the Board of Directors or shareholders to be included in our proxy statement. To be considered for inclusion in the proxy statement for our 2009 Annual Shareholders’ Meeting, shareholder proposals must be received in writing by the Company’s Secretary no later than November 10, 2008. Those proposals must include a brief description of the business to be brought before the meeting, the shareholder’s name and address, the number and class of shares the shareholder holds, and any material interest the shareholder has in that business.

Shareholder Nominations for Election of Directors

The Nominating and Corporate Governance Committee recommends nominees to the Board of Directors for election as directors at the annual meeting. That committee will consider nominations submitted by shareholders of record for our 2009 Annual Shareholders’ Meeting and received by the Company’s Secretary by February 17, 2009. Nominations must include the information required under “Proxy Statement Proposals” above as well as the nominee’s name and address, a representation that the shareholder is a recordholder of the Company’s stock or holds the Company’s stock through a broker and intends to appear in person or by proxy at the 2009 Annual Meeting to nominate a person, information regarding the nominee that would be required to be included in the Company’s proxy statement, a description of any arrangement or understanding between the shareholder and that nominee, and the written consent of the nominee to serve as a director if elected.

Proxies

Your completed proxy card instructs David R. Gibson, the Company’s Executive Vice President and Chief Financial Officer, and Michael A. DiGregorio, the Company’s Senior Vice President, Secretary, and General Counsel, to vote as instructed the shares of our stock for which they receive proxies. In addition, your signed proxy card gives them direction to vote on any other matter properly brought before the Annual Meeting.

Solicitation of Proxies

The Company will pay its costs relating to the solicitation of proxies. We have retained Morrow and Co., Inc. to assist in soliciting proxies at an estimated cost of $7,500 plus reasonable expenses. Proxies may be solicited by officers, directors, and staff members of the Company personally, by mail, by telephone, or by other electronic means. The Company will also reimburse brokers, custodians, nominees, and fiduciaries for reasonable expenses in forwarding proxy materials to beneficial owners of our stock.

Secrecy in Voting

As a matter of policy, we hold confidential proxies, ballots, and voting tabulations that identify individual shareholders. These documents are available for examination only by Wells Fargo Bank, N.A., our tabulation agents. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

Board of Directors
Governance of the Company

Summary of Corporate Governance Principles

This summary of the Company’s corporate governance principles describes certain of our Board’s corporate governance practices. These practices assist our Board in carrying out its responsibilities effectively. The Board reviews these Guidelines periodically and may modify them as appropriate.

The Board

          Responsibility

The Board has responsibility for broad corporate policy and overall performance of the Company through oversight of management to enhance the Company’s long-term value for our shareholders.

          Role

In addition to the general oversight of management and the Company’s business performance, the Board provides input and perspective in evaluating alternative strategic initiatives; reviews and, where appropriate, approves fundamental financial and business strategies and major corporate actions; ensures processes are in place to maintain the integrity of the executive management team; evaluates our executive management team; and assists in succession planning for key executive positions.

          Duties

Our directors are expected to expend sufficient time, energy, and attention to assure diligent performance of their responsibilities. Directors will attend meetings of the Board and its committees on which they serve, review materials distributed in advance of the meetings, and make themselves available for periodic updates and briefings with management.

          Leadership

The positions of Chairman of the Board and Chief Executive Officer are held by Mr. Cecala.

          Independence

The Nominating and Corporate Governance Committee as well as the Board at least annually review relationships that directors have with the Company to determine whether there are any material relationships that would preclude a director from being independent. A candidate is not independent if:

•	The director or any member of his or her immediate family is a current or past executive officer of the Company;

•	(a) The director is a current employee of the independent registered public accounting firm of the Company; (b) the director or any member of his or her immediate family is a current partner of that firm; (c) any immediate family member of the director is a current employee of that firm who participates in the firm’s audit, assurance, or tax compliance practice; or (d) the director or an immediate family member was within the last three years a partner or employee of that firm and personally worked on the Company’s audit within that time;

•	The director has served as a consultant to the Company within the last three years;

•	Any of the Company’s executive officers has served on the Compensation Committee of the company by which the director is employed within the last three years;

•	Loans to the director and his or her affiliates exceed fifty percent (50%) of the loan-to-one borrower limit of Wilmington Trust Company, the Company’s principal banking subsidiary (“WTC”);

•	The director or any member of his or her immediate family received more than $100,000 in direct compensation, other than directors’ fees, from the Company within any of the last three years;

•	The Company’s total payments to or from a firm that employs the director or for which his or her immediate family member is an executive officer exceeded the greater of $1 million or 1% of the firm’s gross revenues within any of the last three years; or

•	The Company’s contributions to a charitable organization that employs the director exceeded $200,000 within any of the last three years.

These standards are consistent with the listing standards of the New York Stock Exchange, the stock exchange on which our shares trade. Under these standards, Mss. Burger, Krug, Rollins, and Whiting and Messrs. du Pont, Elliott, Foley, Mears, Mobley, Roselle, Sockwell, and Tunnell are independent. In reaching this determination, the Nominating and Corporate Governance Committee considered the services the Corporation provides for subsidiaries of ITT Corporation, of which Mr. Foley is Senior Vice President. Accordingly, all of the members of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent.

We post these independence standards on our Web site at www.wilmingtontrust.com under “Investor Relations — Corporate Governance.”

In addition, no member of the Audit Committee or his or her immediate family may have received any consulting, advisory, or other compensatory fee, other than directors’ fees, from the Company in its most recent fiscal year.

          Qualifications

Directors are selected for their integrity and character, sound, independent judgment, breadth of experience, insight and knowledge, and business acumen. Leadership skills, business experience, and diversity are among the relevant criteria, which may vary over time depending on the Board’s needs. The Nominating and Corporate Governance Committee considers candidates with these qualifications for recommendation to the full Board for approval.

The Board does not limit the number of other public company boards on which a director may serve.

In general, no director may stand for reelection to the Board after reaching age 69. The Board may in unusual circumstances ask a director to stand for reelection after the prescribed retirement date. A staff member director who has served as the Chief Executive Officer retires from the Board when retiring from employment with the Company.

          Orientation and Continuing Education

New directors are provided an orientation process to become familiar with the Company and its strategic plans and businesses, significant financial matters, core values and ethics, compliance programs, corporate governance practices, and other key policies and practices, through a review of a variety of printed materials and meetings with senior executives. On a periodic basis, the Board is provided with continuing education relevant to its duties and responsibilities.

          Compensation

The Board believes that compensation for outside directors should be competitive. Our common stock is a key component, with payment of a portion of director compensation in the form of our stock and/or phantom stock units. Directors also receive stock options from the Company from time to time. The Compensation Committee reviews the level and form of director compensation periodically and, if appropriate, proposes changes for the Board’s consideration. See “Director Compensation in 2007.”

          Attendance at Annual Shareholders’ Meeting

All of our directors attended last year’s annual shareholders’ meeting.

          Annual Self-Evaluation

The Board and each of the Audit, Compensation, and Nominating and Corporate Governance Committees makes an annual self-evaluation of its performance, with a particular focus on overall effectiveness.

          Access to Management and Advisors

Directors have access to the Company’s management, and are encouraged to visit the Company’s facilities. The Board and its committees may retain outside legal, financial, or other advisors.

          Interaction with the Investment Community, Media, and Others

The Board believes that management generally should speak for the Company and recommends that directors refer inquiries to the Company.

Board Meetings

          Selection of Agenda Items

The Chairman of the Board prepares the initial draft of the agenda for Board meetings. This is provided to the directors at least one month prior to the Board meeting, and they are encouraged to suggest items for inclusion on the agenda and may raise subjects not specifically on the agenda.

          Attendance of Senior Executives

The Board welcomes regular attendance of the Company’s senior executives at Board meetings to participate in discussions. Presentation of matters to be considered by the Board are generally made by the responsible executives and their staff.

          Executive Sessions

Board meetings regularly include an executive session of all non-management directors. The chair of the Nominating and Corporate Governance Committee leads these executive sessions. Interested parties may communicate directly with the chair of the Nominating and Corporate Governance Committee as well as the Company’s other independent directors at www.ethicspoint.com.® All such communications are provided to the Company’s General Counsel and the chair of the Audit Committee; those addressed to individual directors or the Board generally will be provided directly to those directors, and those involving human resources-related issues also are provided to the Company’s senior management.

Leadership Assessment

          Succession Planning

The Board has responsibility for selecting the Chief Executive Officer and assisting in planning for succession of members of the Company’s executive management team. To assist the Board, the Chief Executive Officer periodically provides the Board with an assessment of certain of the Company’s senior executives and their potential to succeed to the position of Chief Executive Officer. The Chief Executive Officer also provides the Board with an assessment of potential successors to other key positions within the Company.

          Evaluation and Compensation of the Chief Executive Officer

Through an annual process, outside directors evaluate the Chief Executive Officer’s performance and the Compensation Committee sets his compensation.

          Stock Ownership Guidelines

Each of our directors is required to own 4,000 shares of our stock, and each of our senior officers is required to own a number of shares of our stock with a value equal to a multiple of his or her base salary, depending on the officer’s level, within four years after first becoming a director or senior officer. These Stock Ownership Guidelines are posted on our Web site at www.wilmingtontrust.com under “Investor Relations — Corporate Governance.”

          Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics for all of its directors and staff members, including its executive officers. This Code is posted on our Web site at www.wilmingtontrust.com under “Investor Relations — Corporate Governance,” and is available in print to any shareholder who requests it. The Company will post changes to and waivers of any provisions of the Code of Conduct and Ethics applicable to these directors and executive officers on its Web site promptly.

The full text of our corporate governance principles is posted on our Web site at www.wilmingtontrust.com under “Investor Relations — Corporate Governance,” and is available in print to any shareholder who requests it.

Committees of the Board

Audit Committee	Responsibilities include:

• Monitoring the quality and integrity of the Company’s accounting policies, financial statements, disclosure practices, and compliance with legal and regulatory requirements

• Overseeing the independence and performance of the Company’s internal auditor and independent registered public accounting firm

• Reviewing reports of governmental agencies

• Perparing a report on audit matters and recommending that that report be filed with the Securities and Exchange Commission (the “SEC”)

All members of the Audit Committee are independent directors. See the Audit Committee Report on page 9.

Compensation Committee	Responsibilities include:

• Overseeing our compensation philosophy

• Reviewing, evaluating, and setting compensation of and benefits provided to our executive officers and reporting to the Board of Directors concerning its evaluation

• Providing counsel and making recommendations to the Chairman of the Board and the full Board of Directors with respect to the performance of the Chairman of the Board and Chief Executive Officer

• Administering the Company’s Executive Incentive Plan, stock purchase and stock option plans, and the Directors’ Deferred Fee Plan

• Advising on compensation generally, including salaries and employee benefits

• Recommending compensation to be paid to Wilmington Trust’s directors

• Preparing a report on executive compensation matters and recommending to the Board of Directors that that report be filed with the SEC

All members of the Compensation Committee are independent directors. See the Compensation Committee Report on page 20.

Nominating and Corporate Governance Committee	Responsibilities include:

• Recommending candidates for membership on the Board of Directors and its committees

• Overseeing matters of corporate governance

• Overseeing succession planning for the Company’s executive management

• Addressing significant shareholder relations issues

All members of the Nominating and Corporate Governance Committee are independent directors.

Each of these committees’ charters is posted on our Web site at www.wilmingtontrust.com under “Investor Relations — Corporate Governance,” and is available in print to any shareholder who requests it. Our Board of Directors appoints each committee’s members and reviews and approves each committee’s charter and any amendments to that charter.

Committee Membership

The following chart provides information about Board committee membership and the number of meetings that each committee held in 2007.

NOMINATING AND
CORPORATE
NAME	AUDIT		COMPENSATION		GOVERNANCE

Carolyn S. Burger			X	**	X	*
Ted T. Cecala
Thomas L. du Pont			X		X
R. Keith Elliott	X	*
Donald E. Foley	X
Robert V. A. Harra Jr.
Gailen Krug	X		X		X	**
Rex L. Mears	X	**	X
Stacey J. Mobley					X
Michele M. Rollins
David P. Roselle	X		X	*	X	**
Oliver R. Sockwell
Robert W. Tunnell Jr.	X
Susan D. Whiting			X		X
Number of meetings in 2007	8		4		3

*  Chairperson

**  Committee member through April 2007, when the Board’s committees were reappointed.

Directors fulfill their responsibilities not only by attending Board and committee meetings, but also by communicating with the Chairman of the Board and Chief Executive Officer and other members of management relative to matters of mutual interest and concern to the Company. In 2007, eight meetings of the Board of Directors were held. Mr. Elliott attended less than 75% of the meetings of the Board and the committees on which he served in 2007.

AUDIT MATTERS

Audit Committee Report.

The Audit Committee provides the following report with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2007:

•	The Audit Committee has reviewed and discussed with management the Company’s fiscal 2007 audited financial statements;

•	The Audit Committee has discussed with the Company’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by Statement on Auditing Standard No. 114 and Staff Accounting Bulletin No. 99;

•	The Audit Committee has received the written disclosures and letter from KPMG required by Independence Standards Board No. 1, relating to the auditors’ independence from the Company and its related entities, and has discussed with the auditors their independence from the Company; and

•	Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the fiscal 2007 audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Submitted by the Audit Committee of the Company’s Board of Directors:

R. Keith Elliott, Chair
Donald E. Foley
Gailen Krug
David P. Roselle
Robert W. Tunnell Jr.

All of the Committee’s members are independent of the Company and are financially literate, and at least one member of the Committee has financial management expertise. In addition, the Company’s Board of Directors has determined that Messrs. Elliott, Foley, and Tunnell and Ms. Krug qualify as audit committee financial experts for purposes of the Securities and Exchange Commission’s rules. However, as those rules provide, none of those Committee members is thereby deemed to be an “expert” for any purpose under the securities laws or has any duty, obligation, or liability greater than the duties, obligations, and liabilities he or she would have as a member of the Audit Committee and the Board of Directors in the absence of that designation. In addition, the designation of those Committee members as audit committee financial experts does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or the Board of Directors.

While the Audit Committee oversees the Company’s financial reporting process for the Board of Directors consistent with that Committee’s charter, the Company’s management has primary responsibility for this process and for the preparation of the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles. The responsibility for the completeness and accuracy of the Company’s financial statements rests with its management. In addition, our independent registered public accounting firm and not the Audit Committee is responsible for auditing those financial statements. None of the Committee’s members is a certified public accountant, and each member of the Committee is entitled to rely on the integrity of persons and organizations within and outside the Company from which he or she receives information and the accuracy of the financial and other information provided to the Committee.

The Audit Committee or the Chair of the Audit Committee pre-approves audit, review, and attest engagements and permissible non-audit services the Company’s independent registered public accounting firm provides, or those services are performed in accordance with pre-approval policies and procedures the Audit Committee has established. The Company’s policies with respect to the approval and pre-approval of services the independent registered public accounting firm provides are reflected in the Independent Registered Public Accounting Firm Services Policy the Audit Committee has adopted and which is attached to this proxy statement as part of Exhibit A.

Audit, Audit-Related, Tax, and All Other Fees

The following table sets forth the aggregate fees for professional services rendered by KPMG to the Company for calendar years 2007 and 2006.

	2007	2006

Audit Fees(1)	$2,406,693	$2,110,775
Audit Related(2)	$276,920	$298,090
Tax Fees(3)	$49,210	$20,810
All other fees	$—	$—

	$2,732,823	$2,429,675

(1)	These are fees paid for professional services rendered for the audit of the Company’s annual consolidated financial statements and internal controls, for the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q, and for services normally provided in connection with statutory or regulatory filings or engagements.

(2)	These are fees paid for assurance and related services and consisted principally of: audits of financial statements of employee benefit plans, common trust funds, and the Company’s broker-dealer and other subsidiaries.

(3)	These are fees paid for professional services rendered for tax advice and consulting and tax preparation work for the Company’s international subsidiaries.

The Audit Committee has considered whether the provision of the foregoing audit, audit-related, and tax services is compatible with maintaining KPMG’s independence, and believes that it is.

Independence and Audit Committee Charter.

Each member of the Audit Committee is “independent” under the definition of independence contained in the New York Stock Exchange’s current listing standards. The Board of Directors has adopted a written Audit Committee Charter.

Representatives of KPMG are expected to be present at our Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

PROPOSALS YOU MAY VOTE ON
PROPOSAL ONE — ELECTION OF DIRECTORS

There are five nominees in the Company’s Class of 2011 for election as directors this year. Detailed information on each is provided below. Each class of directors is elected for a three-year term. If any director is unable to stand for re-election, your Board may reduce its size or designate a substitute.

If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Your Board unanimously recommends a vote FOR each of these directors.

Nominee Biographies
Class of 2011
Voting is for this Class

Carolyn S. Burger, Age 67
Director since 1991

Ms. Burger was a principal in CB Associates, Inc., a consulting firm specializing in legislation, technology deployment for senior executives, and executive coaching, from 1996 through 2002. She served as President and Chief Executive Officer of Bell Atlantic — Delaware, Inc. from 1991 to 1996.

Robert V.A. Harra Jr., Age 58
Director since 1996

Mr. Harra has served as a director, President, and Chief Operating Officer of the Company since 1996.

Rex L. Mears, Age 66
Director since 1992

Mr. Mears has served as President of Ray S. Mears and Sons, Inc., a farming corporation, since 1967.

Robert W. Tunnell Jr., Age 53
Director since 1992

Mr. Tunnell became managing partner of Tunnell Companies, an owner and developer of real estate, in 1981.

Susan D. Whiting, Age 51
Director since 2005

Ms. Whiting has served as Executive Vice President of the Nielsen Company and Chairman of Nielsen Media Research, Inc. since 2006. She previously served as President of Nielsen Media Research, Inc. from 2001 to 2006.

The following individuals currently serve as directors in the two other classes. Their terms will end at the annual shareholders’ meetings in 2009 and 2010, respectively.

Class of 2009 — One Year Term Remaining
This Class was Elected at the 2006 Annual Shareholders’ Meeting

Ted T. Cecala, Age 58
Director since 1996

Mr. Cecala became a director, Chairman of the Board, and Chief Executive Officer of the Company and WTC in 1996. Mr. Cecala also serves as a member of the Board of Managers of each of Cramer Rosenthal McGlynn, LLC and Roxbury Capital Management, LLC, a member of the Board of Trustees of WT Mutual Fund, and a member of the Board of Directors of the Federal Reserve Bank of Philadelphia.

Thomas L. du Pont, Age 59
Director since 2006

Mr. du Pont is Chairman and Publisher of DuPont Publishing, Inc., a fully integrated publisher of specialty marketplace magazines featuring luxury lifestyle products for sale, which was founded in 1984.

Donald E. Foley, Age 56
Director since 2006

Mr. Foley has been Senior Vice President, Treasurer, and Director of Taxes at ITT Corporation, a diversified manufacturer of electrical, defense, fluid technologies, and other industrial products, since 2003. He has served as Vice President, Treasurer, and Director of Taxes of that company since 2000.

David P. Roselle, Age 68
Director since 1991

Mr. Roselle served as President of the University of Delaware from 1990 through 2007. He serves as a director of OCLC, Inc. and Blue Cross/Blue Shield of Delaware.

Class of 2010 — Two Year Term Remaining
This Class was Elected at the 2007 Annual Shareholders’ Meeting

R. Keith Elliott, Age 65
Director since 1997

Mr. Elliott is retired Chairman and Chief Executive Officer of Hercules Incorporated. From 1991 through April 2000, he served that company as Chairman and Chief Executive Officer, President and Chief Executive Officer, President and Chief Operating Officer, and Executive Vice President and Chief Financial Officer. He is the lead director of Checkpoint Systems, Inc., a director of QSGI, Inc., and a director of The Institute for Defense Analyses.

Gailen Krug, Age 53
Director since 2004

Ms. Krug has served as Chief Investment Officer and Vice President of Waycrosse, Inc., a private investment company that oversees two globally diversified portfolios of financial assets, since 1999.

Stacey J. Mobley, Age 62
Director since 1991

Mr. Mobley has served as Senior Vice President, General Counsel, and Chief Administrative Officer of E.I. du Pont de Nemours and Company since 2000.

Michele M. Rollins, Age 62

Ms. Rollins has served as Chairman of Rollins Jamaica, Ltd., the holding company of Rose Hall, Ltd. (“Rose Hall”), since 2000. Rose Hall owns a variety of hotel, retail, and housing developments and golf courses in Jamaica.

Oliver R. Sockwell, Age 64

Mr. Sockwell most recently served as Executive-in-Residence at the Columbia University Graduate School of Business from 1998 to 2003. Previously, he served as President and Chief Executive Officer of the Construction Loan Insurance Corporation and its subsidiary Connie Lee Insurance Company, from 1987 until 1997. He also is a director of R. R. Donnelley & Sons Company and Liz Claiborne, Inc.

Executive Officers Who Are Not Directors

The following contains information about the Company’s executive officers who are not directors.

Robert M. Balentine, Age 50
Executive officer since January 2008

Mr. Balentine became an Executive Vice President of the Company in January 2008. He has also served as Chief Executive Officer of Wilmington Trust Investment Management, LLC (“WTIM”) since 2006. From 2005 to 2006, he served as President and Chief Executive Officer of WTIM; from 2002 to 2005, he served as Chairman of the Board, Chief Executive Officer, and Treasurer of Balentine & Company, LLC, WTIM’s predecessor.

Michael A. DiGregorio, Age 61
Executive officer since 2003

Mr. DiGregorio became a Senior Vice President, Secretary, and General Counsel of the Company and of WTC in 2003. He previously served as Vice President and Secretary of the Company from 2001 to 2003.

William J. Farrell II, Age 49
Executive officer since 2005

Mr. Farrell became an Executive Vice President of the Corporation and WTC in 2002. In 2005, he assumed oversight of WTC’s Corporate Client Services Department.

David R. Gibson, Age 50
Executive officer since 1992

Mr. Gibson became an Executive Vice President and Chief Financial Officer of the Company and of WTC in 2002.

Mark A. Graham, Age 46
Executive officer since January 2008

Mr. Graham became an Executive Vice President of the Company in January 2008. He previously served as President — Mid Atlantic for Wilmington Trust FSB from 2007 to 2008 and as President of Wilmington Trust of Pennsylvania from 2001 to 2007.

Kevyn N. Rakowski, Age 54
Executive officer since 2006

Ms. Rakowski became a Senior Vice President and Controller of the Company in 2006. She previously served as Vice President and Controller of Marlin Leasing Corporation from June 2004 to April 2006 and as Director of Accounting and Reporting for Infrasource, Inc. from 2000 to 2004.

Ownership of Wilmington Trust Stock

The following table includes shares in the Company beneficially owned by each director and nominee, each executive officer named in the Summary Compensation Table on page 21, and by all directors and executive officers as a group as of January 31, 2008.

Under the SEC’s rules, “beneficial ownership” includes shares for which an individual, directly or indirectly, has or shares voting or investment power, whether or not the shares are held for the individual’s benefit.

								Phantom	Restricted
Name of							Percent of	Stock	Stock
Beneficial Owner	Amount and Nature of Beneficial Ownership					Total	Class	Units(9)	Units(10)
	(Number of		Voting and/or
	Shares)		Investment		Right to
	Direct(1)		Power(6)		Acquire(8)

C. S. Burger	6,499		—		23,500	29,999
T. T. Cecala	374,448		—		601,826	976,274	1.4527%
M.A. DiGregorio	19,527				36,000	55,527
T. L. du Pont	358		23,200	(6)	1,000	24,558
R. K. Elliott	5,743		—		23,500	29,243		3,143	740
W. J. Farrell	81,728	(2)	—		177,000	258,728
D. E. Foley	—		—		—	—		482	793
D. R. Gibson	57,735	(3)	96		157,000	214,831
R.V.A. Harra Jr.	337,623	(4)	1,587		290,000	629,210
G. Krug	1,621		500		4,000	6,121
R. L. Mears	1,198		10,345		23,500	35,043
S. J. Mobley	5,477		—		23,500	28,977		6,819	2,100
M. M. Rollins	3,000		—		—	3,000
D. P. Roselle	10,166		—		23,500	33,666
O. R. Sockwell	—		—		—	—
R. W. Tunnell Jr.	79,599	(5)	345,147	(7)	23,500	448,246
S. D. Whiting	1,497		—		—	1,497
Directors, Nominees, and Executive Officers as a Group (20 persons)	1,350,074		782,395		1,530,966	3,663,435	5.451%	10,444	3,633

(1) This column includes stock held by directors and executive officers or certain members of their immediate families.

(2) Sixty-nine thousand four hundred six of these shares are pledged.

(3) Forty-seven thousand six hundred fifty-three of these shares are pledged.

(4) One hundred forty-one thousand one hundred twenty-one of these shares are pledged.

(5) Seventy-one thousand nine-hundred forty-five of these shares are pledged.

(6) This column includes stock for which directors or executive officers are deemed to have sole or shared voting power.

(7) Fifty thousand five hundred forty-three of these shares are pledged.

(8) This column includes shares which directors or executive officers have the right to acquire within 60 days after December 31, 2007.

(9) These phantom stock units were acquired in lieu of directors’ fees. Their value is based on the market price of our common stock, together with dividend equivalents on that stock. The units can be redeemed only for cash following termination of the individual’s service as a director, and do not have voting rights.

(10) These restricted stock units were acquired in lieu of stock which the director was entitled to receive for his annual retainer. They earn dividend equivalents, and can be redeemed only for stock following termination of the individual’s service as a director.

Compensation Discussion and Analysis

Overview

Our overall corporate strategies are to invest in businesses that have the most potential for long-term growth or high operating profit margins, be the market leader in each of our businesses, and increase profitability without compromising our overall risk profile.

Total Compensation Philosophy

To accomplish these strategies, we award compensation to executive officers to help assure that we attract, motivate, and retain qualified executives and provide them the opportunity to be rewarded for superior performance. The objectives for our compensation practices include to:

•	Offer a total compensation program that is competitive with the compensation practices of those peer companies with which we compete for talent;

•	Put a significant portion of executive compensation at risk based upon the achievement of pre-established quantitative corporate and qualitative individual objectives;

•	Align the interests of our executive officers with those of our shareholders through long-term incentives; and

•	Provide incentives that promote retention of our executive officers.

We believe our total compensation philosophy best serves to further our overall corporate objectives and rewards our executive officers appropriately.

Elements of Compensation

We seek to attract executive talent and motivate and retain executive officers by offering a balanced mix of pay that incorporates the following key components:

•	An annual base salary;

•	A potential annual cash bonus, which is based on corporate financial and individual performance factors;

•	Longer-term awards generally consisting of stock options and restricted stock, which are intended to retain executive officers and align their compensation with our shareholders’ interests; and

•	Certain other benefits.

We target total cash compensation at roughly an even split between an executive officer’s base salary and potential target cash bonus, but provide an opportunity for our executives to earn even larger bonuses for performance that exceeds expectations. We do not target any specific relation between an executive’s cash and non-cash compensation, but executives have the potential to earn a substantial portion of their total compensation from equity compensation.

Our executive compensation program focuses our executive officers on enhancing shareholder value through their successful long-term strategic management. In addition to our cash bonus program, we do this by providing executive officers with ownership interests in our Company in the form of restricted stock and stock options. Since the ultimate value of the stock made available through these awards depends on our company’s success, restricted stock and stock options provide executive officers continuing incentives to increase stockholder value after the award is granted. Restricted stock provides compensation to the executive if the Company’s stock maintains its value, and increased compensation if the value of the Company’s stock increases. By contrast, an executive obtains compensation from stock options only if the value of the Company’s stock increases from the date of grant. We believe this mix of equity compensation awards helps us achieve an appropriate balance between short- and long-term performance and value objectives.

Our equity compensation awards are also structured to retain our executives. Restricted stock awards typically vest over three or four years after grant, thus facilitating retention of the executive officer. Stock option awards typically vest only after three years.

Each of our executive officers is required to own a number of shares of our stock with a value equal to a multiple of four to six times his or her base salary, depending on the officer’s level, within four years after first becoming an executive officer. Other senior officers are required to own a number of shares of our stock with a value equal to three times their base salaries, while each of our directors is required to own 4,000 shares of our stock.

Each executive officer’s total compensation package further includes benefits under our broad-based pension plan and a supplemental executive retirement plan, as well as under change-in-control agreements. These benefits foster the retention and stability of our executive management team. The supplemental plan is designed in part to provide executive officers with benefits to which they would otherwise be entitled under the broad-based pension plan, but which are limited under the terms of that plan by legislative and regulatory restrictions. Benefits under the supplemental plan are not currently funded, generally vest over a period of 15 years, and may be terminated upon a termination for cause or for competing with Wilmington Trust following termination of employment.

In addition to our pension and supplemental retirement plans, we provide change-in-control severance benefits and protections under separate agreements into which we have entered with our executive and certain other officers. These change-in-control agreements require a “double trigger,” meaning that our executive officers are not eligible to receive any payments under the agreements unless there is both a change-in-control and, within two years of the change-in-control, an actual or constructive termination of the executive officer’s employment by the Company. We do not have written employment agreements with our executive officers.

Early in each year, the Compensation Committee approves executive officers’ base salaries, bonus targets and performance factors for bonuses, and long-term equity awards for the current year, as well as bonuses earned for the prior year. In reviewing the performance of the Company’s executive officers other than Mr. Cecala, the Compensation Committee considers his recommendations regarding the bonus targets and performance factors against which each executive officer other than himself should be evaluated, his views of their performance with respect to each element of compensation, and his views with respect to the amount of each element of compensation to be paid to each executive officer other than himself. Mr. Cecala attends the meetings of the Compensation Committee except when the Committee is determining his compensation or meeting in executive session. The Compensation Committee can modify a recommended amount at its discretion.

The Compensation Committee believes that the compensation awarded to Mr. Cecala is commensurate with the compensation awarded to our other named executive officers, taking into consideration the level of his responsibilities as the Chairman of the Board and Chief Executive Officer of our Company. The Compensation Committee’s goals in setting Mr. Cecala’s compensation are similar to its goals for compensation to our executive officers generally: to provide compensation that is competitive with the compensation practices of those peer companies with which we compete for talent; put a significant portion of compensation at risk; align his interests with those of our shareholders through long-term incentives; and provide incentives that promote his retention.

Base Salaries

We determine base salaries for each executive officer by evaluating his or her responsibilities and performance. We also consider the competitive market for executive talent, and compare salaries we pay our executive officers to those paid to executive officers in comparable positions at comparable institutions. For compensation paid to our executive officers for 2007, the institutions against which we compared our executives’ compensation included:

•	Associated Bank-Corp

•	BOK Financial Corporation

•	Boston Private Financial Holdings, Inc

•	City National Corporation

•	Commerce Bancorp, Inc.

•	Commerce Bancshares, Inc.

•	Compass Bancshares, Inc.

•	FirstMerit Corporation

•	Fulton Financial Corporation

•	Valley National Bancorp

•	Zions Bancorporation

We typically set executive officers’ base salaries at or near the median of base salaries awarded at those institutions, based on the executive officer’s duties. This is consistent with our Company’s practice in paying our staff members generally. We believe this target best enables us to attract and retain executive talent consistent with our shareholders’ interests. We typically adjust executive officers’ salaries annually to take into account our company’s and the individual’s performance, as well as any changes in the executive officer’s responsibilities during the most recent year. We also consider the financial results of the business line or area over which the executive officer has responsibility and his or her leadership and contribution to our company’s performance. In establishing increases to base salaries for our Named Executive Officers for 2007, the Compensation Committee considered the same performance factors it considered in awarding cash bonuses, stock options, and restricted stock. The Compensation Committee considers the recommendations of Mr. Cecala in awarding any increases in base salary other than his. In 2007, the base salary for Mr. Cecala was increased by $35,000; the base salary for Mr. Gibson was increased by $125,000; the base salary for Mr. Harra was increased by $20,000; the base salary for Mr. Farrell was increased by $86,000; and the base salary for Mr. DiGregorio was increased by $45,000. The base salary increases for Messrs. Gibson and DiGregorio included amounts the Compensation Committee determined to be appropriate to make their compensation more competitive, while the base salary increase for Mr. Farrell included an amount the Compensation Committee determined to be appropriate to reward for the successful completion of his first full year as head of the Corporate Client Services business line.

Bonuses

We provide our executive officers incentives in the form of cash and stock awards to recognize and reward the achievement of individual and corporate performance goals. No bonus is guaranteed but, if earned, executive officers can earn bonuses under this plan ranging from 0% to up to 200% of their base salaries. At the beginning of each year, the Compensation Committee approves potential bonus amounts expressed as a percentage of base salary for each executive officer. For 2007, the bonus target for Messrs. Harra, Farrell, Gibson, and DiGregorio was 100% of base salary and for Mr. Cecala was 200% of base salary. Officers can earn additional bonus amounts for performance we deem outstanding.

We multiply each executive officer’s anticipated bonus potential by a factor determined (1) 50% based upon the growth in our net income against the net income of peer institutions and (2) 50% based upon our net income against our plan (the “Corporate Performance Factor”). For 2007, the percentage growth in net income of our Company’s banking business ranked fifth among the performance of a company-constructed thirteen-member banking-oriented peer group that includes ourselves as well as:

•	Associated Bank-Corp

•	BOK Financial Corporation

•	Bank of Hawaii Corporation

•	City National Corporation

•	Commerce Bancorp, Inc.

•	Commerce Bancshares, Inc.

•	Cullen/Frost Bankers, Inc.

•	FirstMerit Corporation

•	First Midwest Bancorp, Inc.

•	Fulton Financial Corporation

•	Valley National Bancorp

•	Zions Bancorporation

The percentage growth in net income of our Company’s fee-based businesses ranked first among the performance of a company-constructed six-member peer group of fee-oriented banks that includes ourselves as well as:

•	The Bank of New York Mellon Corporation

•	Boston Private Financial Holdings, Inc.

•	Bryn Mawr Bank Corporation

•	Northern Trust Corporation

•	The PNC Financial Services Group, Inc.

We chose these companies as the comparator group for our banking and fee-based businesses because they are in general similar to our business in terms of net income growth, return on equity, and return on assets. All institutions in the banking-oriented group and fee-oriented peer group are collectively referred to as the “Peer Group.”

With respect to the relative performance metric (the first metric above), target performance is achieved when the annual growth in our net income is equal to or greater than the median growth in the net income of the members of the Peer Group. For 2007 that median net income growth was −6.39%. With respect to the absolute performance metric (the second metric above), target performance is achieved when we reach the annual net income target established by the Board of Directors in our business plan, which was $203 million for 2007. The difference between business plan and actual results is due primarily to the business plan assumption for net interest income (stable versus declining market interest rates) and a higher provision for loan losses. Over the long-term, we believe that these targets are achievable, although in any year our strategic priorities, the performance of other institutions in the Peer Group, and market forces may make achieving the targets more challenging. When we do not reach or we exceed target performance for either metric, bonus payouts are reduced or increased commensurately. Based on the Corporation’s performance in 2007 in terms of its net income against the Peer Group, each officer’s bonus potential was increased 12.9%, and in terms of its net income against the business plan the bonus potential was decreased 25%, with the result that the Corporate Performance Factor for 2007 was -12.12%.

Beginning in 2008, (1) the comparator group will include all banks with asset sizes from 50% to 200% as large as ours at year-end, and (2) the Corporate Performance Factor will be determined 25% based on the Corporation’s performance against its business plan and 25% based on its performance against the performance of the new comparator group in terms of return on assets, return on equity, and earnings per share over the preceding three-year period.

The Compensation Committee retains discretion to increase or decrease the size of the bonus pool available for all executive officers based on extraordinary events such as restructuring charges or gain or loss on disposal of a business unit. For cash bonus awards for 2007, the bonus pool available for all executive officers was $2,499,860. Using the bonus pool, the Committee then determines how much of each executive’s available bonus is earned based on its subjective evaluation of his or her achievement of qualitative performance factors established for the executive at the beginning of the prior year.

The performance factors considered in establishing Mr. Cecala’s bonus for 2007 included our net income compared to our business plan, the change in our net income compared to the Peer Group, and his leadership.

The performance factors considered in establishing Mr. Gibson’s bonus for 2007 included continued monitoring of our funding strategies and balance sheet risk, fostering the Company’s long-term corporate development, and his leadership.

The performance factors considered in establishing Mr. Harra’s bonus for 2007 included expansion of the Company’s regional banking business, implementing new technology, developing new deposit-gathering channels, and his leadership.

The performance factors considered in establishing Mr. Farrell’s bonus for 2007 included increasing the presence of the Corporate Client Services’ business outside the United States through new offices or acquisitions, increasing sales of new products, and his leadership.

The performance factors considered in establishing Mr. DiGregorio’s bonus for 2007 included his work assisting the business lines with acquisitions, coordinating the Company’s corporate governance, working to simplify the Company’s legal structure, implementing a companywide compliance program, and his leadership.

We do not assign specific weightings to these separate performance factors in awarding our executive officers bonuses, and do not set any specific standards or parameters or any specific quantitative financial or other performance threshold that must be reached to generate a minimum or a maximum bonus amount for any executive officer or any threshold, target, or maximum bonus threshold for any executive officer. Instead, the Compensation Committee compares each executive officer’s performance against the totality of performance factors established for the executive officer at the beginning of the year, taking into account the recommendations of Mr. Cecala with respect to bonuses other than his own.

The Committee reviewed Mr. Cecala’s performance in 2007 and considered how he fostered a culture of risk management that enabled the Company to avoid excessive risk, successfully completed two acquisitions, managed interest rate risk, and controlled expenses for the Company. Based on the bonus target for Mr. Cecala, the Corporate Performance Factor, and the Committee’s subjective evaluation of his performance, the Committee awarded Mr. Cecala a bonus of $842,500 for 2007.

The Committee reviewed Mr. Gibson’s performance in 2007, noting in particular his contributions to the Company’s strategic objectives to implement its interest rate risk programs to help protect its net interest margin and earnings from fluctuations in market interest rates; and developing the Corporation’s funding management function to maximize the Company’s liquidity and capital objectives; and leadership. Based on the bonus target for Mr. Gibson, the Corporate Performance Factor, and the Committee’s subjective evaluation of his achievement of his performance factors, the Committee awarded Mr. Gibson a bonus of $471,500 for 2007.

The Committee reviewed Mr. Harra’s performance in 2007, noting in particular his contributions to the Company’s strategic objectives to expand its regional banking footprint in the Lehigh Valley and Princeton, New Jersey areas and especially in the Baltimore, Maryland market, including making important staff additions in that market; and grow its new Internet banking deposit product; and his leadership. Based on the bonus target for Mr. Harra, the Corporate Performance Factor, and the Committee’s subjective evaluation of his achievement of his performance factors, the Committee awarded Mr. Harra a bonus of $451,280 for 2007.

The Committee reviewed Mr. Farrell’s performance in 2007, noting in particular his contributions to the Company’s strategic objectives to expand the presence of the Corporate Client Services business line in Europe by acquiring a corporate service provider in Luxembourg, adding senior staff in Europe, and continuing to expand the Company’s business in Ireland and Germany; and develop the Company’s services to the collateralized debt obligation and tender auction bond markets; and his leadership. Based on the bonus target for Mr. Farrell, the Corporate Performance Factor, and the Committee’s subjective evaluation of his achievement of his performance factors, the Committee awarded Mr. Farrell a bonus of $446,500 for 2007.

The Committee reviewed Mr. DiGregorio’s performance in 2007, noting in particular his contributions to the Company’s Board of Directors and its committees on all aspects of corporate governance; assisting in the Company’s acquisitions of a registered investment adviser in Boston, Massachusetts and a corporate services provider in Luxembourg; centralizing the Corporation’s compliance program; and simplifying the Corporation’s legal structure; and his leadership. Based on the bonus target for Mr. DiGregorio, the Corporate Performance Factor, and the Committee’s subjective evaluation of his achievement of his performance factors, the Committee awarded Mr. DiGregorio a bonus of $205,920 for 2007.

The Committee believes that its process of providing bonus targets and quantitative corporate and qualitative individual performance objectives to each executive officer at the beginning of the year, its subjective review of those officers’ achievement of those objectives at the end of the year relying substantially on Mr. Cecala’ evaluation of each executive’s performance, and its award to those officers of incentive and long-term compensation at the end of the year based in part on corporate performance and in part on its assessment of the totality of each executive’s achievement of those objectives, provides the most appropriate incentives to those officers to maximize returns to the Corporation’s shareholders and to achieve the Corporation’s long-term objectives.

Tax Considerations

Section 162(m) of the Internal Revenue Code and the regulations thereunder (collectively, “Section 162(m)”) prohibit companies from deducting compensation paid to certain executive officers in excess of $1 million unless that compensation is “performance-based.” Accordingly, salary and certain other compensation not tied to achievement of pre-established performance goals are included in Section 162(m)’s $1 million deduction cap.

Under our bonus plan, the Company is able to award compensation to executive officers a portion of which will be excluded from the deduction cap under Section 162(m) of the Internal Revenue Code (“Section 162(m) Participants”). In order to be able to deduct bonuses payable to our executive officers who qualify as Section 162(m) Participants, the performance goals applicable to those officers are based on any combination of one or more of the following criteria selected by the Compensation Committee at the beginning of the applicable performance period: income, net income, growth in income or net income, earnings per share, growth in earnings per share, cash flow measures, return on equity, return on assets, return on investment, loan loss reserves, market share, fees, growth in fees, assets, growth in assets, stockholder return, stock price, achievement of balance sheet or income statement objectives, expenses, reduction in expenses, charge-offs, non-performing assets, and overhead ratio. These goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or compared to another company or companies.

Mr. Cecala was the Company’s only Section 162(m) Participant for 2007. The performance factors on which his bonus was based were the Company’s net income against its plan and the growth in its net income against the Peer Group. We believe that bonuses we paid for 2007 will be deductible under Section 162(m).

Annual bonus awards are paid in cash, except that a portion of bonus awards granted typically is made in the form of restricted stock; for 2007, this represented 20% of the executive officer’s bonus amount plus a 15% premium to compensate for (1) the delay in the executive’s receiving the award and (2) the fact that this portion of the award is made in stock and not in cash. This is the same allocation method generally used to award bonuses to other senior officers of the Company. We award restricted stock to our executive officers annually only at the regularly scheduled meeting of the Compensation Committee held in February of each year. Restricted stock awards generally vest over three or four years, and are subject to forfeiture prior to vesting. Any increase in value that accrues to our executive officers from restricted stock is based entirely on our stock’s performance subsequent to the date of grant, and bears a direct relationship to the value our shareholders realize.

Our shareholders have approved the bonus plan for our executive officers. Bonus awards for the prior fiscal year are approved at the Compensation Committee’s regularly scheduled meeting held in February of each year.

Stock Options

Under our 2005 Long-Term Incentive Plan, we can make cash-based and stock-based awards. Stock options granted under that plan typically vest after three years and have terms of up to ten years, and are intended to motivate the recipients to increase our Company’s long-term value. In granting stock options to our executive officers, we consider the number of options the officer received previously; the officer’s level; changes in his or her duties and responsibilities during the year; and our Company’s current and prospective performance. We do not employ any formula in awarding stock options. Instead, the Compensation Committee compares each executive officer’s performance against the totality of performance factors established for that executive officer at the beginning of the year, taking into account the recommendations of Mr. Cecala with respect to stock option awards other than his own. We award stock options to our executive officers annually only at the regularly scheduled meeting of the Compensation Committee held in February of each year, and all stock options are granted with exercise prices equal to the last sale price of our stock on the date of grant. Any value that accrues to our officers from stock options is based entirely on appreciation in our stock price following the date of grant, and bears a direct relationship to the value our shareholders realize. In general, we prefer awarding executive officers stock options as incentives over restricted stock, since with options the officers must pay the exercise price to receive the stock and thus the only time the officer receives value from the option is if our stock price increases from the date of grant. In addition, although our 2005 Long-Term Incentive Plan permits the Compensation Committee to make cash awards under that plan, it has never done so. Instead, it has granted only stock options and restricted stock under that plan, since we believe these types of awards most closely align our executives officers’ interests with those of our shareholders over the long term. The performance factors the Compensation Committee considers in awarding stock options are the same as those it considers in setting our executives’ base salary and bonus awards.

Our shareholders have approved our option plans.

Perquisites

We provide country club memberships for executive and other senior officers who have customer entertainment responsibilities.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis above with management, and has recommended to the Board of Directors that that disclosure be included in this proxy statement.

Submitted by the Compensation Committee of the Company’s Board of Directors:

David P. Roselle, Chair
Thomas L. duPont
Gailen Krug
Rex L. Mears
Susan D. Whiting

Other Compensation Disclosures

The Committee’s charter is posted on our Website at www.wilmingtontrust.com under “Investor Relations — Corporate Governance.” The Committee does not delegate its authority to any person, but, as noted above, does consider Mr. Cecala’s views in setting compensation for executive officers other than himself.

Our Human Resources Department monitors nationally published compensation surveys on a continuous basis, and would recommend review at an intermediate time if national trends indicated a need to reevaluate our competitive positioning.

Certain Relationships and Related Transactions

Certain of our Company’s subsidiaries have banking transactions in the ordinary course of business with directors, officers, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others not related to the lender and that do not involve more than the normal risk of collectibility or present other unfavorable features.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee’s members are David P. Roselle (Chair), Thomas L. duPont, Gailen Krug, Rex L. Mears, and Susan D. Whiting. No member of the Compensation Committee is a current or past officer or employee of the Company. No executive officer of the Company serves as a member of the compensation committee or Board of Directors of any other company whose members include an individual who also serves on our Board of Directors or the Compensation Committee.

Ms. Krug and Messrs. DuPont and Mears are indebted to WTC on the same terms and conditions as those for comparable transactions with others not related to the lender.

Our Code of Conduct and Ethics, which we post on our Web site, prohibits directors and executive officers from engaging in transactions that may raise even the appearance of a conflict of interest with our Company. Our Company’s General Counsel reviews any significant transaction a director or executive officer proposes to have with the Company that could give rise to a conflict of interest or the appearance of a conflict of interest, including any transaction that would require disclosure under Item 404(a) of Regulation S-K. Our policy defines such a transaction as any transaction between our Company and designated individuals, other than transactions available to all employees or that involve less than $5,000.

In conducting this review, the General Counsel ensures that all such transactions are reasonable and fair to our Company and its subsidiaries. Among the factors the General Counsel considers in determining whether a transaction is fair to our Company and its subsidiaries is the aggregate value of the transaction and whether it represents an opportunity that may be equally available to the Company itself. The Company’s policies and procedures for the review and approval of related party transactions are in writing, posted on our Web site at www.wilmingtontrust.com under “Investor Relations-Corporate Governance,” and are available in print to any shareholder who requests them. No transaction has been entered into with any director or executive officer that does not comply with those policies and procedures.

Summary Compensation Table

The following table shows information about compensation the Company awarded in 2007 and 2006 to its chief executive officer, chief financial officer, its three other most highly compensated executive officers at December 31, 2007 (the “Named Executive Officers”).

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)(5)	(i)		(j)
							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation
Principal Position	Year	($)	($)(1)	($)(2)(3)	($)(3)	($)	($)	($)		Total

Ted T. Cecala,	2007	$668,269	$674,000	$991,264 (4)	$662,736	N/A	$630,715	$22,349	(6)	$3,649,333
Chairman of the Board and Chief Executive Officer	2006	$634,400	$525,120	$180,356	$621,964	N/A	$727,572	$21,865	(6)	$2,711,277

David R. Gibson,	2007	$370,192	$377,200	$124,961	$166,388	N/A	$235,196	$8,289	(6)	$1,282,226
Executive Vice President and Chief Financial Officer	2006	$246,600	$246,150	$45,311	$138,214	N/A	$119,129	$8,366	(6)	$803,770

Robert V.A. Harra, Jr.,	2007	$476,154	$361,024	$356,121 (4)	$283,627	N/A	$427,718	$19,555	(6)	$1,924,199
President and Chief Operating Officer	2006	$456,200	$317,041	$121,930	$276,428	N/A	$331,011	$19,530	(6)	$1,522,141

William J. Farrell II,	2007	$371,731	$357,200	$65,733	$209,441	N/A	$220,817	$8,173	(6)	$1,233,135
Executive Vice President	2006	$286,000	$258,458	$49,403	$183,869	N/A	$140,711	$8,405	(6)	$926,847

Michael A. DiGregorio,	2007	$258,269	$164,736	$67,701	$118,647	N/A	$327,985	$7,890	(6)	$945,228
Senior Vice President	2006	$211,538	$153,598	$24,617	$104,231	N/A	$201,960	$7,908	(6)	$703,853

(1) The Named Executive Officers were awarded the following total bonuses under the Company’s Incentive Plan for services performed during 2007 and 2006: $842,500 for 2007 and $656,400 for 2006 for Mr. Cecala; $471,500 for 2007 and $307,688 for 2006 for Mr. Gibson; $451,280 for 2007 and $396,302 for 2006 for Mr. Harra; $446,500 for 2007 and $323,072 for 2006 for Mr. Farrell; and $205,920 for 2007 and $191,997 for 2006 for Mr. DiGregorio.

Twenty percent of those amounts, together with an additional 15% of that 20% to compensate for (a) the delay in the executive’s receiving the award and (b) the fact that this portion the award is made in stock and not cash, was made in the form of restricted stock and will be reported in the Summary Compensation Table of the Company’s proxy statement for future Annual Shareholders’ Meetings. Since it is in the form of restricted stock, this portion of each Named Executive’s Officer’s bonus is subject to forfeiture prior to vesting.

(2) Three thousand four hundred fifty-four of these restricted shares for Mr. Cecala, 1,619 of these restricted shares for Mr. Gibson, 2,085 of these restricted shares for Mr. Harra, and all of these restricted shares for Messrs. Farrell and DiGregorio were issued in lieu of 20% of the incentive compensation otherwise payable to the Named Executive Officers, together with an additional 15% of that 20% to compensate for (a) the delay in the executive’s receiving the award and (b) the fact that this portion of the award is made in stock and not in cash. Since it is in the form of restricted stock, this portion of each Named Executive Officer’s bonus is subject to forfeiture prior to vesting. These restricted stock awards vest in three equal annual installments over the three-year period beginning with the date of the award.

Fifteen thousand four hundred forty-six of these restricted shares for Mr. Cecala, 6,178 of these restricted shares for Mr. Gibson, and 3,661 of these restricted shares for Mr. Harra vest in one installment four years after the date of the award. These restricted shares are subject to forfeiture prior to vesting.

The value shown includes dividends received on the restricted stock awards in 2007 and 2006.

(3) The assumptions used in valuing these stock and option awards are detailed in Note 19 to the consolidated financial statements contained in our Annual Report to Shareholders for 2007. These valuations were calculated with respect to the amounts we expensed under Statement of Financial Accounting Standards 123R.

(4) Because Messrs. Cecala and Harra are past the age of early retirement, age 55, under Statement of Financial Accounting Standards 123R restricted stock awards to them are expensed in full in the year in which they are granted, rather than over their three- or four-year vesting periods.

(5) The assumptions used in valuing these benefits are detailed in Note 18 to the consolidated financial statements contained on our Annual Report on Form 10-K for 2007 and our Annual Report to Shareholders for 2006. These valuations were calculated with respect to the amounts we expensed under Statement of Financial Accounting Standards 123R.

(6) Represents: (a) the Company’s contributions to its 401-k Thrift Savings Plan for each of Messrs. Cecala, Harra, Gibson, and DiGregorio of $6,750 and Mr. Farrell of $6,600 in 2007; and each of Messrs. Cecala, Gibson, Harra, and Farrell of $6,600 and Mr. DiGregorio of $6,600 in 2006; and (b) premiums the Company paid for term life insurance for each of Messrs. Cecala and Harra of $2,280 in 2007 and $2,616 in 2006; Mr. Gibson of $1,539 in 2007 and $1,766 in 2006; Mr. Farrell of $1,573 in 2007 and $1,804 in 2006; and Mr. DiGregorio of $1,140 in 2007 and $1,308 in 2006; and (c) expense the Company recognized for country club memberships for Mr. Cecala of $13,319 in 2007 and $12,649 in 2006 and Mr. Harra of $10,525 in 2007 and $10,314 in 2006.

Grants of Plan-Based Awards for 2007

The following provides information about grants of plan-based awards for 2007:

		Estimated Future Payouts			Estimated Future Payouts
		Under Non-Equity Incentive			Under Equity Incentive
		Plan Awards			Plan Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
								All Other	All Other
								Stock	Stock
								Awards:	Awards:	Exercise
								Number	Number of	or Base	Grant Date
								of Shares	Securities	Price of	Fair Value
								of Stock	Underlying	Option	of Stock and
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(1)	(#)	($/Sh)	Awards

Ted T. Cecala	2/13/07							18,900	100,000	$43.70	$1,761,930
David R. Gibson	2/13/07							7,797	30,000	$43.70	$621,529
Robert V.A. Harra Jr.	2/13/07							5,746	40,000	$43.70	$625,500
William J. Farrell II	2/13/07							1,700	30,000	$43.70	$355,090
Michael A. DiGregorio	2/13/07							1,010	20,000	$43.70	$231,337

(1)      Three thousand four hundred fifty-four of these restricted stock awards for Mr. Cecala, 1,619 of these restricted stock awards for Mr. Gibson, 2,085 of these restricted stock awards for Mr. Harra, and all of these restricted stock awards for Messrs. Farrell and DiGregorio vested one-third on February 13, 2008, and one-third will vest on each of February 13, 2009, and February 15, 2010. This restricted stock was received in lieu of 20% of the cash bonus otherwise payable to the Named Executive Officers for 2007, together with an additional 15% of that 20% to compensate for (a) the delay in the executive’s receiving the award and (2) the fact that this portion of the award is made in stock and not in cash. Since it is in the form of restricted stock, this portion of each Named Executive Officer’s bonus is subject to forfeiture prior to vesting.

Fifteen thousand four hundred forty-six of these restricted stock awards for Mr. Cecala, 6,178 of these restricted stock awards for Mr. Gibson, and 3,661 of these restricted stock awards for Mr. Harra vest on February 14, 2011.

Dividends are paid on restricted stock at the rate paid on the Company’s outstanding stock.

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table sets forth information about outstanding equity awards to the Named Executive Officers at December 31, 2007:

	Option Awards						Stock Awards
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)	(j)
										Equity	Equity
										Incentive	Incentive
										Plan	Plan
										Awards:	Awards:
				Equity						Number	Market or
				Incentive						of	Payout
				Plan						Unearned	Value of
				Awards:			Number		Market	Shares,	Unearned
	Number of	Number of		Number of			of Shares		Value of	Units or	Shares,
	Securities	Securities		Securities			or Units		Shares or	Other	Units or
	Underlying	Underlying		Underlying			of Stock		Units of	Rights	Other
	Unexercised	Unexercised		Unexercised	Option		That		Stock That	That	Rights That
	Options	Options		Unearned	Exercise	Option	Have Not		Have Not	Have Not	Have Not
	(#)	(#)		Options	Price	Expiration	Vested		Vested	Vested	Vested
Name	Exercisable	Unexercisable		(#)	($)	Date	(#)		($)	(#)	($)

Ted T. Cecala	21,826				$31.50	2/18/2008	1,321	(4)	$46,499
	60,000				$28.78125	2/17/2009	3,952	(5)	$139,110
	80,000				$24.00	2/15/2010	3,454	(6)	$121,581
	80,000				$30.875	2/14/2011	15,446	(7)	$543,699
	90,000				$32.985	2/10/2012
	90,000				$27.91	2/19/2013
	90,000				$37.02	2/24/2014
		90,000	(1)		$33.90	2/20/2015
		90,000	(2)		$43.27	2/19/2016
		100,000	(3)		$43.70	2/13/2017

David R. Gibson	12,000				$31.50	2/18/2008	364	(4)	$12,813
	20,000				$28.78125	2/17/2009	947	(5)	$33,334
	20,000				$24.00	2/15/2010	1,619	(6)	$56,989
	15,000				$30.875	2/14/2011	6,178	(7)	$217,466
	30,000				$32.985	2/10/2012
	20,000				$27.91	2/19/2013
	20,000				$37.02	2/24/2014
		20,000	(1)		$33.90	2/20/2015
		20,000	(2)		$43.27	2/19/2016
		30,000	(3)		$43.70	2/13/2017

Robert V.A Harra Jr.	20,000				$31.50	2/18/2008	1,039	(4)	$36,573
	30,000				$28.78125	2/17/2009	2,468	(5)	$86,874
	40,000				$24.00	2/15/2010	2,085	(6)	$73,392
	40,000				$30.875	2/14/2011	3,661	(7)	$128,867
	40,000				$32.985	2/10/2012
	40,000				$27.91	2/19/2013
	40,000				$37.02	2/24/2014
		40,000	(1)		$33.90	2/20/2015
		40,000	(2)		$43.27	2/19/2016
		40,000	(3)		$43.70	2/13/2017

William J. Farrell Jr. Jr.	12,000				$31.50	2/18/2008	339	(4)	$11,933
	20,000				$28.78125	2/17/2009	1,226	(5)	$43,155
	25,000				$24.00	2/15/2010	1,700	(6)	$59,840
	25,000				$30.875	2/14/2011
	25,000				$32.985	2/10/2012
	20,000				$27.91	2/19/2013
	20,000				$37.02	2/24/2014
					$33.90	2/20/2015
		30,000	(1)		$43.27	2/19/2016
		30,000	(2)		$43.70	2/13/2017
		30,000	(3)

	Option Awards					Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
								Equity	Equity
								Incentive	Incentive
								Plan	Plan
								Awards:	Awards:
			Equity					Number	Market or
			Incentive					of	Payout
			Plan					Unearned	Value of
			Awards:			Number	Market	Shares,	Unearned
	Number of	Number of	Number of			of Shares	Value of	Units or	Shares,
	Securities	Securities	Securities			or Units	Shares or	Other	Units or
	Underlying	Underlying	Underlying			of Stock	Units of	Rights	Other
	Unexercised	Unexercised	Unexercised	Option		That	Stock That	That	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)

Michael A DiGregorio	6,000			$32.985	2/10/2012	242 (4)	$8,530
	15,000			$37.02	2/24/2014	578 (5)	$20,346
		15,000 (1)		$33.90	2/20/2015	1,010 (6)	$35,552
		15,000 (2)		$43.27	2/19/2016
		20,000 (3)		$43.70	2/13/2017

(1)      These options vest on 2/25/2008 and expire ten years after grant.

(2)      These options vest on 2/23/2009 and expire ten years after grant.

(3)      These options vest on 2/15/2010 and expire ten years after grant.

(4)      Restricted stock will vest on 2/25/2008.

(5)      Restricted stock will vest in equal annual installments on 2/22/2008 and 2/23/2009.

(6)      Restricted stock will vest in equal installments on 2/13/2008, 2/13/2009, and 2/15/2010.

(7)      Restricted stock will vest on February 14, 2011.

Option Exercises and Stock Vested in 2007

The following table provides information about stock options exercised by and restricted stock vested for each Named Executive Officer during 2007:

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting
Name	(#)	($)	(#)	($)

Ted T. Cecala	15,606	$281,064	4,539	$200,272
David R. Gibson			1,145	$50,521
Robert V.A. Harra Jr.	15,000	$320,400	3,086	$136,164
William J. Farrell II	5,000	$94,900	1,235	$54,520
Michael A. DiGregorio	12,000	$128,028	620	$27,389

Pension Benefits as of December 31, 2007

The following table provides information about benefits under our Pension Plan and Supplemental Executive Retirement Plan (“SERP”), for the Named Executive Officers at December 31, 2007:

(a)	(b)	(c)	(d)		(e)
		Number of Years	Present Value of		Payments During
		Credited Services	Accumulated Benefit		Last Fiscal Year
Name	Plan Name	(#)	($)		($)

Ted T. Cecala	Pension Plan	28.4	$607,864	(1)	N/A
	Supplemental Executive Retirement Plan	28.4	$5,554,719	(2)

David R. Gibson	Pension Plan	24.7	$238,889	(1)	N/A
	Supplemental Executive Retirement Plan	24.7	$893,070	(2)

Robert V.A. Harra Jr.	Pension Plan	36.6	$689,913	(1)	N/A
	Supplemental Executive Retirement Plan	36.6	$3,911,625	(2)

William J. Farrell II	Pension Plan	31.6	$240,806	(1)	N/A
	Supplemental Executive Retirement Plan	31.6	$1,144,204	(2)

Michael A. DiGregorio	Pension Plan	20.8	$424,964		N/A
	Supplemental Executive Retirement Plan	20.8	$809,085

(1)      Based on the American Academy of Actuaries 1983 Group Annuity Mortality (Male) table and an assumed interest rate of 6.5%.

(2)      Based on the American Academy of Actuaries 1983 Group Annuity Mortality (Male) table and an assumed interest rate of 6.5%.

Pension Plan and SERP

Our Pension Plan is designed to provide retirement benefits to the Company’s staff members, including the Named Executive Officers. The SERP is designed to provide retirement benefits that would not be permitted to be paid under the Pension Plan by the Internal Revenue Code. The Company does not grant extra years of credited service under the Pension Plan or the SERP.

The normal annual retirement benefit from the Pension Plan is the greater of:

(a)	1.5% of the Named Executive Officer’s average annual earnings for the five-year period ending December 31, 1993, multiplied by years of service as of December 31, 1993; or

(b)	(1) (a) 1.5% of the Named Executive Officer’s average annual earnings for the five-year period ending December 31, 1987; (b) less 1.25% of the Social Security Primary Insurance Amount as of December 31, 1987; (c) all multiplied by years of service as of December 31, 1987; plus

(2) 1.0% of the Named Executive Officer’s earnings during 1988 up to one-half of the 1988 Social Security taxable wage base, plus 1.8% of earnings during 1988 in excess of one-half of the Social Security taxable wage base; plus

(3) For each year after 1988, (a) 1.25% of the Named Executive Officer’s earnings in that year up to one-half of the Social Security taxable wage base for that year, plus (b) 1.6% of earnings during that year in excess of one-half of the SSTWB.

For purposes of determining amounts to which participants are entitled under the Pension Plan, for years before 1994, earnings include base salary and amounts paid under our Profit-Sharing Bonus Plan (the “Profit-Sharing Bonus Plan”), but do not include bonus or incentive payments. The Profit-Sharing Bonus Plan was terminated in 2003. For years after 1993, earnings also include bonus and incentive payments. Benefits under the Pension Plan vest in full after five years of participation in the plan. The normal form of pension provided under the Pension Plan is a single life annuity or a 50% joint and survivor benefit. The Pension Plan also provides for an actuarially-equivalent joint and survivor annuity with a survivor benefit of 66 2/3% or 100%, as selected by the participant.

The normal monthly retirement benefit from the SERP is 60% of the Named Executive Officer’s average monthly earnings for the 60-month period ending with his or her retirement date, multiplied by a fraction the numerator of which is the Named Executive Officer’s years of credited service at retirement and the denominator of which is 30. All such amounts are reduced by benefits payable from the Pension Plan.

For purposes of determining amounts to which participants are entitled under the SERP, average monthly earnings include base salary and amounts paid under the Profit-Sharing Bonus Plan and bonus and incentive plans. The SERP pays a monthly pension, beginning at the same time the Named Executive Officer begins to receive his or her Pension Plan benefit, in the form of a single life annuity or a 50% joint and survivor annuity. Benefits under the SERP begin to vest after five years’ participation in the plan at the rate of one-fifteenth per year, but accelerate and vest in full (a) upon reaching 55 with ten years participation or (b) in the event of a “Change in Control” as that term is defined in the change in control agreements discussed below.

Messrs. Cecala, Harra, and DiGregorio are eligible for early retirement under the Pension Plan and the SERP. Each plan provides for a reduction in benefits in the event of early retirement. The maximum reduction is 40% of the benefit available on the normal retirement date if retirement is seven years before that date.

The assumptions used in valuing the benefits reflected in the table above are detailed in Note 18 to the consolidated financial statements contained in our Annual Report to Shareholders for 2007. Those benefits are not subject to deduction of Social Security or other offset amounts.

Other Post-Termination Benefits

Under change-in-control agreements certain of the Company’s subsidiaries have entered into with certain of their officers, including the Named Executive Officers, those subsidiaries pay severance pay and a continuation of certain benefits if (a) a “Change in Control” occurs and (b) the officer’s employment is terminated involuntarily, either actually or constructively, without cause within two years after that Change in Control. In general, the agreements deem a “Change in Control” to have occurred if any of the following happens:

•	The Company or the subsidiary consolidates or merges with a third party;

•	The Company or the subsidiary transfers substantially all assets to a third party or completely liquidates or dissolves;

•	A third party acquires any combination of beneficial ownership of and voting proxies for more that 15% of the Company’s or the subsidiary’s voting stock or the ability to control the election of the Company’s directors or its management or policies;

•	The persons serving as the Company’s directors on February 29, 1996, and those replacements or additions subsequently nominated by that Board or by persons nominated by them, are no longer at least a majority of the Company’s Board; or

•	A regulatory agency determines that a change in control of the Company has occurred.

Under these agreements, the Named Executive Officer is entitled to severance pay in a lump sum of 115% times three years’ of the Named Executive Officer’s (1) highest base salary in the 12 months preceding the termination of his or her employment and (2) bonus and incentive payments for the preceding calendar year, all discounted to present value at a discount rate of the rate paid on the termination date on U.S. Treasury bills with maturities of one and one-half years. In addition, the Named Executive Officer generally would receive medical, life, disability, and health-and-accident benefits at the subsidiary’s expense for three years. The Compensation Committee concluded that, following a change-in-control and termination of an executive officer’s employment or a diminution of his or her duties, payment of three years’ of the executive officer’s base salary and bonus payments for the preceding year discounted to present value, together with medical, life, disability, and health coverage for three years, is consistent with change-in-control payments offered to executive officers at other institutions. The Compensation Committee believes that these benefits further our corporate goals to provide incentives that promote the retention to our executive officers and further our overall corporate objectives to compensate our executive officers appropriately.

In addition, the Named Executive Officers’ unvested stock options and restricted stock awards vest automatically upon a Change in Control. Those payments and the value of thoese benefits upon a Change in Control at December 31, 2007 would have been: Mr. Cecala — $4,440,452; Mr. Gibson — $2,108,176; Mr. Harra — $2,703,426; Mr. Farrell — $1,972,921; and Mr. DiGregorio — $1,293,608. These amounts assume the costs of the Named Executive Officer receiving family coverage for medical, dental, and vision benefits for three years after termination of employment.

The vesting of unvested stock options and restricted stock awards accelerates upon a staff member’s disability or retirement. The value of the unvested stock options and restricted stock awards that would accelerate upon the disability or retirement on December 31, 2007 of Mr. Cecala was $967,890; Mr. Gibson was $346,602; Mr. Harra was $377,706; Mr. Farrell was $153,928; and Mr. DiGregorio was $83,928.

In addition, the vesting of unvested restricted stock awards accelerates upon a staff member’s death. The value of the unvested restricted stock awards that would accelerate upon the death on December 31, 2007 of Mr. Cecala was $850,890; Mr. Gibson was $320,602; Mr. Harra was $325,706; Mr. Farrell was $114,928; and Mr. DiGregorio was $64,428.

These amounts are independent of retirement benefits payable to these officers.

Nonqualifed Deferred Compensation As of December 31, 2007

(a)	(b)	(c)	(d)	(e)	(f)
	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in	Withdrawals/	Balance at
	Last FY	Last FY	Last FY	Distributions	Last FYE
Name	($)	($)	($)	($)	($)

Ted T. Cecala	N/A	N/A	N/A	N/A	N/A
David R. Gibson	N/A	N/A	N/A	N/A	N/A
Robert V.A. Harra Jr.	N/A	N/A	N/A	N/A	N/A
William J. Farrell II	N/A	N/A	N/A	N/A	N/A
Michael A. DiGregorio	N/A	N/A	N/A	N/A	N/A

Director Compensation in 2007

The following table provides information about compensation paid to our directors in 2007:

(a)	(b)	(c)	(d)(3)	(e)	(f)
					Change in
					Pension
					Value and
				Non-Equity	Nonqualified	(g)
	Fees Earned or			Incentive Plan	Deferred	All Other	(h)
	Paid in Cash	Stock Awards	Option Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)	($)	Earnings	($)	($)

Carolyn S. Burger	$38,021	$14,979	$22,052	N/A	N/A	N/A	$75,052
Charles S. Crompton Jr.	$9,621	$14,979	$22,052	N/A	N/A	N/A	$46,652
Thomas L. duPont	$34,321	$14,979	$6,192	N/A	N/A	N/A	$55,492
R. Keith Elliott(2)	$37,321	$14,979	$22,052	N/A	N/A	N/A	$74,352
Donald E. Foley(1)(2)	$18,441	$29,959	$6,308	N/A	N/A	N/A	$54,708
Gailen Krug	$26,841	$29,959	$19,428	N/A	N/A	N/A	$76,228
Rex L. Mears	$37,921	$14,979	$22,052	N/A	N/A	N/A	$74,952
Stacey J. Mobley(1)(2)	$18,141	$29,959	$22,052	N/A	N/A	N/A	$70,152
Michele M. Rollins	$21,000	—	—	N/A	N/A	N/A	$21,000
David P. Roselle	$41,421	$14,979	$22,052	N/A	N/A	N/A	$78,452
H. Rodney Sharp III	$9,621	$14,979	$22,052	N/A	N/A	N/A	$46,652
Oliver R. Sockwell	$23,000	$—	$—	N/A	N/A	N/A	$23,000
Robert W. Tunnell Jr.	$21,041	$29,959	$22,753	N/A	N/A	N/A	$73,753
Susan Whiting	$18,041	$29,959	$13,605	N/A	N/A	N/A	$61,605

(1)      Messrs. Foley and Mobley deferred receipt of cash earned for 2007 until retirement.

(2)      Messrs. Elliott, Foley, and Mobley deferred receipt of shares for 2007 until retirement.

(3)      The assumptions used in valuing these stock and option awards are detailed in Note 7 to the consolidated financial statements contained in our Form 10-K for 2007. The grant date fair value of stock options awarded in 2007 to each of Mss. Burger, Krug, and Whiting and Messrs. duPont, Elliott, Foley, Mears, Mobley, Roselle, and Tunnell computed in accordance with FAS 123R was $6.14. These stock and option awards were made under our 2005 Long-Term Incentive Plan.

As of December 31, 2007, 31,000 nonstatutory stock options were outstanding to each of Ms. Burger and Messrs, Elliott, Mears, Mobley, Roselle, and Tunnell; 11,500 nonstatutory stock options were outstanding to Ms. Krug; 7,500 nonstatutory stock options were outstanding to Ms. Whiting; 4,500 nonstatutory stock options were outstanding to Mr. DuPont; 3,500 nonstatutory stock options were outstanding to Mr. Foley; and no stock options were outstanding to Ms. Rollins or Mr. Sockwell.

We pay our outside directors an annual retainer of $30,000 and a $2,000 fee for each Board meeting they attend. We also pay them a $1,200 fee for each committee meeting they attend and $500 for any telephonic meeting of any Board or Committee meeting in which they participate. The Chairpersons of the Compensation Committee and the Nominating and Corporate Governance Committee receive an additional $2,500 annually; the Chairperson of the Audit Committee receives an additional $5,000 annually.

Directors receive the first half of their annual retainer in our Company’s common stock. Each director may elect to receive the second half of the annual retainer either in cash or our Company’s common stock. Directors can elect each year to defer receipt of the cash and/or stock portion of their directors’ fees until they are no longer a director.

If a director elects to defer receipt of any cash portion of his or her directors’ fees, he or she may elect to earn a yield on the deferred portion based on (1) yields WTC pays on certain of its deposit products and/or (2) changes in the price of our Company’s common stock, together with dividends on that stock at the rate earned on our Company’s outstanding stock. If a director elects to defer receipt of any stock portion of his or her director’s fees, the deferred portion will accrue dividend equivalents at the rate earned on our Company’s outstanding stock until paid.

Under our Company’s 2005 Long-Term Incentive Plan, directors also are entitled to receive stock options. Those stock options are granted only at the regularly scheduled meeting of the Compensation Committee held in February of each year. The exercise price of any options granted to our Company’s directors is the last sale price of our stock on the date of grant. Options in respect of shares remain available for grant under our 2005 Long-Term Incentive Plan.

Directors who are also officers of the Company do not receive any fees or other compensation for service on any committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires the Company’s directors, certain officers, and others to file reports of their ownership of our stock with the SEC.

After reviewing copies of those forms it has received and written representations, the Company believes that all required filings were made on a timely basis, except that a sale of one share by Mr. Farrell and a grant of restricted stock to Ms. Rakowski inadvertently were reported late in 2007.

Availability of Form 10-K

The Company will file with the SEC an Annual Report on Form 10-K for 2007. The Company will provide a copy of that report on written request without charge to any person whose proxy it is soliciting. Please address your request to Ellen J. Roberts, Vice President, Investor Relations, Wilmington Trust Corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to be Held on April 17, 2008

This proxy statement and information about directions to our shareholders’ meeting are available at www.wilmingtontrust.com under “Investor Relations — Financial Information.”

As noted elsewhere in the proxy statement, the following materials are available on our Web site at www.wilmingtontrust.com under “Investor Relations — Corporate Governance”:

•	Form 10-K

•	Proxy Statement

•	Code of Conduct and Ethics

•	Corporate Governance Principles

•	Audit Committee Charter

•	Compensation Committee Charter

•	Nominating and Corporate Governance Committee Charter

•	Director Independence Standards

PROPOSAL TWO — APPROVAL OF THE 2008 EMPLOYEE STOCK PURCHASE PLAN

General Provisions

On February 28, 2008, your Board of Directors adopted the 2008 Employee Stock Purchase Plan (the “Stock Purchase Plan”) to encourage wider ownership of our stock by our employees. The Stock Purchase Plan is designed to replace our 2004 Employee Stock Purchase Plan, which expires in 2008. The plan’s provisions are similar to those of the 2004 Employee Stock Purchase Plan. The following summary is qualified in its entirety by reference to the Stock Purchase Plan, which is attached as Exhibit B to this proxy statement. The Stock Purchase Plan will be adopted and become effective only when and if approved by our shareholders at the Annual Shareholders’ Meeting. Accordingly, no options or other awards have been granted under the plan.

A maximum of 800,000 shares of our common stock may be issued under the Stock Purchase Plan. These may be authorized but unissued shares, or issued shares that we have reacquired and hold in treasury. We anticipate that this number of shares will be adequate for the plan for the next four years. On the first day of each plan year, each participating employee will be offered options to purchase a number of shares (to be chosen by the employee, but with a minimum of five shares) of our common stock at a price per share equal to 85% or such grater percentage as the committee administering the Stock Purchase Plan may determine of the last sale price of our common stock that day. That initial option price will be funded by payroll deductions, which will be credited to an interest-bearing account. On the last day of the plan year, shares of our common stock will be purchased at the initial option price. The shares of common stock will be issued to participating employees promptly after the end of the plan year.

Eligibility

All regular employees of the Company and its designated subsidiaries on the payroll and with one month of continuous service on the first day of the plan year will be eligible to participate in the offering under the Stock Purchase Plan for that plan year. An employee may terminate participation in the Stock Purchase Plan at any time.

Limitations

The maximum permissible payroll deduction for any employee under the Stock Purchase Plan may not exceed the lesser of 10% of the employee’s base salary or $21,250. In addition, no employee may be granted an option under the plan if he or she would own and/or hold outstanding options to purchase five percent or more of the total number of shares of our common stock which are outstanding.

Administration of Plan

The Stock Purchase Plan will be administered by a committee the Board of Directors appoints. Members of the committee must either be directors, officers, or employees of the Company or one of our subsidiaries, and that committee will have authority to make, administer, and interpret rules it deems necessary to administer the plan.

Amendment or Termination

The Board of Directors may amend or terminate the Stock Purchase Plan at any time. Any options previously granted will not be effected by a termination or amendment. No amendment may be made without prior approval of our shareholders if it would permit the issuance of more than 800,000 shares of our common stock, permit payroll deductions at a rate in excess of 10% of an employee’s base salary, or otherwise be required by law.

Tax Implications

The following is a brief summary of the principal federal income tax consequences of transactions under the Stock Purchase Plan based on current federal income tax law. This summary is not intended to be exhaustive and, among other things, does not describe state, local, or foreign tax consequences.

A participant will not recognize taxable income in purchasing shares of common stock under the Stock Purchase Plan at the time he or she purchases those shares. The federal income tax treatment to a participant who sells stock acquired under the plan will depend in part on how long the participant holds it.

If a participant disposes of stock acquired under the Stock Purchase Plan more than two years after the first day of the applicable offering period in respect of which the participant acquired it, the participant will recognize long-term capital gain (or loss) in an amount equal to the difference between the amount realized on the disposition and the participant’s tax basis in the stock. However, if a participant acquired that stock at less than 100 percent of its fair market value on the first day of the applicable offering period, upon the sale of that stock, the participant will also recognize as ordinary income an amount equal to the lesser of (1) the difference between 15% or such lesser percentage as the committee administering the Stock Purchase Plan may determine of the last sale price of the stock on the first day of the applicable offering period and the price the participant paid for the stock or (2) the difference between the fair market value of the stock on the date it is sold and the price the participant paid for it.

If a participant disposes of stock acquired under the Stock Purchase Plan before the end of the two-year holding period described in the preceding paragraph (a “disqualifying” disposition), he or she will recognize ordinary income in an amount equal to the difference between (1) the fair market value of that stock at the time it was purchased (determined by reference to the New York Stock Exchange price on the last day of the applicable offering period) and (2) the price the participant paid for the stock. A participant will recognize this amount of ordinary income even if the amount realized on the disposition is less than the value of the stock on the date the participant purchased it. If the amount realized on the disqualifying disposition exceeds the value of the stock as of the date it was purchased, the participant also will recognize short-term or long-term capital gain, depending upon how long the stock was held, in an amount equal to that excess.

We are entitled to a tax deduction for any ordinary income participants recognize.

Your Board unanimously recommends a vote FOR the Stock Purchase Plan.

PROPOSAL THREE — APPROVAL OF THE 2008 LONG-TERM INCENTIVE PLAN

Your Board of Directors adopted the 2008 Long-Term Incentive Plan on February 28, 2008. Under that plan, we can award both cash-based and stock-based awards. In addition, non-employee directors will receive payment of the first half, and may elect to receive payment of the second half, of their annual retainers in our common stock.

The 2008 Long-Term Incentive Plan’s primary purpose is to assist the Corporation in attracting and retaining highly competent officers, other key staff members, directors, and advisory board members of the Corporation and its subsidiaries and affiliates. The plan will act as an incentive in motivating key officers, staff members, and directors to achieve our long-term business objectives, while providing the flexibility to tailor individual awards to meet changing business and tax strategies.

Our shareholders approved our 2005 Long-Term Incentive Plan on April 21, 2005. Awards in respect of 807,405 shares remain available for grant under the 2005 plan. Your Board recommends that shareholders approve the 2008 Long-Term Incentive Plan as a successor to that plan. The provisions of the 2008 plan are similar in many respects to the provisions of the 2005 plan. The 2008 plan is summarized below. That summary is qualified by reference to the 2008 plan, which is attached to this proxy statement as Exhibit C.

We are seeking shareholder approval of the 2008 Long-Term Incentive Plan in part to preserve our ability to deduct compensation paid to executive officers under the plan. Shareholder approval of the plan is a condition to our ability to grant awards under the plan.

General Provisions

Duration of the 2008 Long-Term Incentive Plan; Share Authorization

The 2008 Long-Term Incentive Plan will remain effective until the fourth anniversary after shareholders approve it, unless the Board of Directors terminates it earlier. The maximum number of shares with respect to which awards may be granted under the plan is 4,000,000 shares. We may not (1) grant any person options or other awards in respect of more than 500,000 shares in any year during the plan’s term, (2) re-price options or other awards under the plan after they have been granted, nor (3) grant awards other than options in respect of more than a total of 1,000,000 shares during the plan’s term. The amount of awards payable to participants under the 2008 Long-Term Incentive Plan cannot be predicted with accuracy because those awards are contingent on the selection by the Compensation Committee or the Select Committee (consisting of either or both of our two employee directors) (the “Select Committee”) (the Compensation Committee and the Select Committee are sometimes referred to as the “Committee”) of participants from time to time and determining the size of awards. The shares to be issued under the plan will be authorized but unissued shares or issued shares that we have re-acquired and hold in treasury.

Shares covered by any unexercised portions of terminated options, shares forfeited by participants, and shares subject to any awards a participant otherwise surrenders without receiving any payment or other benefit may again be subject to new awards under the plan. If a participant pays the purchase price of an option in whole or part by delivering our shares, the number of shares issuable in connection with the exercise of the option will not again be available for awards under the plan. Shares used to measure the amount payable to a participant in respect of an earned performance award will not again be available for awards. Shares issued in payment of performance awards that are denominated in cash amounts are not again available for awards.

Long-Term Incentive Plan Participants

The Committee will administer the 2008 Long-Term Incentive Plan and select persons eligible to receive awards under the plan. In addition, non-employee directors will receive payment of the first half, and may elect to receive payment of the second half, of their annual retainers in shares of our stock. Twelve non-employee directors, the 47 members of the advisory boards of our banking subsidiaries, and all staff members of the Corporation and its subsidiaries and affiliates currently are eligible for consideration to participate in the plan.

Awards Available Under Long-Term Incentive Plan

The Committee may grant awards under the 2008 Long-Term Incentive Plan in the form of stock options, performance awards, and other stock-based and cash-based awards. Awards under the plan may be granted alone or in combination with other awards.

Stock Options

The Committee may grant stock options meeting the requirements of Section 422 of the Code (“Incentive Stock Options”) and stock options that do not meet those requirements (“Nonstatutory Stock Options”). The Committee will determine the term of each option, but no option will be exercisable more than ten years after grant. The Committee also may impose restrictions on exercise. The exercise price for options must at least equal 100% of the fair market value of our common stock on the date of grant. The exercise price is payable in cash or, if the Committee permits in the award agreement, in shares of our stock or other property, by reducing the number of shares issuable on the option’s exercise, or by cashless exercise with an optionee’s broker.

Options and other awards granted under the plan are not transferable except by will or the laws of descent and distribution or, in certain circumstances, pursuant to a qualified domestic relations order. If a participant’s employment terminates due to death, disability, or retirement, unexercised options previously granted under the plan that have vested may be exercised by the participant or his or her beneficiary, as the case may be, until the earlier of the option’s expiration or three years after the termination of the participant’s employment. In addition, in the case of a participant’s retirement or disability, a portion of the options that have not previously vested will, based upon the length of the optionee’s service since the date of grant, at the optionee’s election vest immediately. If a participant’s employment terminates for other reasons, unexercised options previously granted under the plan generally terminate on that termination.

Performance Awards

The Committee also may grant performance awards under the plan. These awards are earned by recipients if specified performance targets the Committee sets are met. The awards may be paid in cash or shares of our stock. The performance targets can be based on financial performance criteria, such as net income or earnings per share, individual performance criteria, or a combination of both. The amount of the award can be a fixed dollar amount or a payment based on the increase in the value of our common stock over a specified award period. When circumstances occur that cause the performance targets to be an inappropriate measure of achievement, the Committee may adjust the targets. The Committee will determine the appropriate award period for each performance award.

A participant has no right to receive a performance award on the termination of his or her employment before the end of a performance award period, except in the case of death, disability, or retirement. If a participant’s employment terminates due to death, disability, or retirement before the end of a performance award period, the Committee may award the participant or his or her beneficiary, as the case may be, a pro rata portion of the performance award.

Other Stock-Based Awards

The Committee may grant any other type of award valued in whole or in part by reference to the value of our common stock. The Committee will determine the terms and conditions of any such awards.

Retainers for Non-Employee Directors

While the 2008 Long-Term Incentive Plan is in effect, each non-employee director will receive payment of the first half, and may elect to receive payment of the second half, of his or her annual retainer in shares of our common stock. Before the time when the annual retainer is earned, each director will be required to elect the form of payment of the second half of his or her annual retainer. If no election is made, the second half of the annual retainer will automatically be paid in cash.

For the portion of the annual retainer payable in shares of our stock, we will issue shares having a fair market value equal to the fees payable. We will pay cash in lieu of any fractional shares.

The awards payable to non-employee directors under the plan in respect of their annual retainers cannot be determined because those awards are contingent on the amount of the annual retainer and the election each director makes each year regarding the second half of his or her annual retainer.

Section 162(m)

If the Compensation Committee desires to structure any award under the plan so that the compensation payable thereunder will qualify as “performance based” under Section 162(m), it may establish objective performance goals as the basis for that award. Those performance goals will be based on any combination the Compensation Committee selects of income, net income, growth in income or net income, earnings per share, growth in earnings per share, cash flow measures, return on equity, return on assets, return on investment, loan loss reserves, market share, fees, growth in fees, assets, growth in assets, stockholder return, stock price, achievement of balance sheet or income statement objectives, expenses, reduction in expenses, chargoffs, nonperforming assets, market share, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies, and may be measured by the change in that performance target compared to a previous period. The goals may be different each year, and will be established with respect to a particular year by the latest date permitted by Section 162(m).

Change in Control

Upon a change in control of Wilmington Trust, all options under the 2008 Long-Term Incentive Plan will become exercisable immediately, and all performance targets for performance awards will be deemed to have been met. A change in control for purposes of the plan has the same meaning as for the change in control agreements described on page 28 of this proxy statement.

Termination, Amendment, and ERISA Status

The Board may amend or terminate the 2008 Long-Term Incentive Plan, and the Committee may amend or alter awards. No action may impair a participant’s rights under any award granted previously without the participant’s consent. The Board may not make any amendment to the plan without shareholder approval if that amendment would require shareholder approval under the Code or other applicable law.

The 2008 Long-Term Incentive Plan is not subject to ERISA.

Antidilution Provisions

The number of shares of our stock authorized to be issued under the 2008 Long-Term Incentive Plan and subject to outstanding awards, the purchase or exercise price, and the number of shares that may be granted to any recipient may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation, or other relevant change in our capitalization.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the 2008 Long-Term Incentive Plan. This summary is not intended to be exhaustive. It does not describe state, local, or foreign tax consequences.

Incentive Stock Options

A participant in the 2008 Long-Term Incentive Plan generally is not subject to federal income tax either at the time of grant or at the time an Incentive Stock Option is exercised. However, upon exercise, the difference between the fair market value of the shares underlying the option and the exercise price is includable in the participant’s alternative minimum taxable income. If a participant does not dispose of shares acquired upon exercise of an Incentive Stock Option within one year after receipt of those shares (and within two years after the date the option is granted), he or she will be taxed only on the sale of those shares, and that tax will be at the capital gains rate.

We will not receive any tax deduction on exercise of an Incentive Stock Option or, if the holding requirements are met, on the sale of the shares underlying that option. If a disqualifying disposition occurs (e.g. , one of the holding requirements mentioned above is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition. We will be entitled to a deduction equal to the amount the participant includes in income. The tax generally will be imposed on the difference between the fair market value of the shares at the time of exercise and the exercise price or, if less, the gain the participant realized on the sale. Any appreciation in value after exercise will be taxed as capital gain and not result in any deduction by us.

Nonstatutory Stock Options

There are no federal income tax consequences to a participant at the time we grant a Nonstatutory Stock Option. On exercise of the option, the participant must pay tax at ordinary income rates on an amount equal to the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. We will receive a commensurate tax deduction at the time of exercise. Any appreciation in value after exercise will be taxed as capital gain and not result in any deduction by us.

Performance and Other Stock-Based Awards

The grant of performance awards is not a taxable event for federal income tax purposes at grant. A participant will be required to pay ordinary income tax when the award vests in an amount equal to the amount of cash and the value of any shares included in the distribution. In some circumstances, a participant may be able to file a “Section 83(b) election” and accelerate his or her ordinary income tax liability. We will have a commensurate tax deduction.

Annual Retainers

Non-employee directors will recognize ordinary income equal to the fair market value of the shares of our stock they receive in payment of their annual retainers. We will be entitled to a deduction in the same amount.

Vote Required

The affirmative vote of the holders of a majority of the shares of stock issued and outstanding on the Record Date is required to approve this proposal.

Your Board unanimously recommends a vote FOR the 2008 Long-Term Incentive Plan.

Independent Registered Public Accounting Firm Services Policy

The Audit Committee of the Board of Directors of Wilmington Trust Corporation and its subsidiaries (collectively, the “Company”) reviews regularly all services provided to the Company by its independent registered public accounting firm (the “Auditor”). In light of recent public concerns regarding non-audit services provided to companies by their Auditor and requirements imposed by the Sarbanes-Oxley Act, the Securities and Exchange Commission, and the New York Stock Exchange, the Audit Committee of the Company’s Board of Directors has adopted the following policy regarding services provided by the Auditor.

The Audit Committee has agreed that the following services may be procured from the Auditor without further prior approval of the Audit Committee:

1.	Annual consolidated and subsidiary financial statement audits, including reviews of unaudited quarterly consolidated financial statements and procedures developed in response to new or pending pronouncements by governing authorities, such as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, the Securities and Exchange Commission, or the New York Stock Exchange;

2.	Statement of Auditing Standards No. 70 Report of the Company’s Corporate Retirement and Custody Services Division and Wealth Advisory Services Business Line;

3.	Annual financial statements audits of the Company’s defined benefit, defined contribution and other employee benefit plans, and common and short-term trust funds;

4.	Review of audits of the Company’s affiliates;

5.	Tax compliance assistance in preparing the Company’s federal and state income tax returns;

6.	Tax planning research;

7.	Reports on the effectiveness of internal controls required by FDICIA and/or the Sarbanes-Oxley Act; and

8.	Consents and comfort letters required for the Company’s filings under the 1933 Securities Act and the 1934 Securities and Exchange Act.

All such services provided by the Auditor shall be reported to the Audit Committee at its next meeting. It is the intent of the Audit Committee to adhere to these listed services being provided by the Auditor. However, the Audit Committee is willing to consider a recommendation by the Company’s management as to a specific service if management believes that the provision of such services would not compromise the Auditor’s independence.

Any engagement of the Auditor for the performance of “consulting services” other than the services listed above shall be reviewed by the Audit Committee prior to engagement. Situations requiring urgency may be authorized by the Committee Chair. In no circumstance will the Auditor be engaged to provide services prohibited by the Sarbanes-Oxley Act or its implementing regulations, including financial information systems design and implementation, or to prepare personal tax returns of any of the Company’s executive officers.

EXHIBIT A

WILMINGTON TRUST CORPORATION
2008 EMPLOYEE STOCK PURCHASE PLAN

1.	Purpose.

The purpose of Wilmington Trust Corporation’s amended 2008 Employee Stock Purchase Plan (the “Plan”) is to provide all regular employees of Wilmington Trust Corporation (the “Company”) and those of its subsidiaries that may be designated as participating companies by the Company’s Board of Directors from time to time an opportunity to purchase shares of the Company’s common stock, par value $1 per share (“Common Stock”), through annual offerings to be made from time to time for the duration of the Plan; and to foster interest in the Company’s success, growth, and development. The Company intends that the Plan qualify as an “Employee Stock Purchase Plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Plan’s provisions shall be construed to extend and limit participation in a manner consistent with the requirements of that section of the code.

2.	Eligibility.

a. Any Employee shall be eligible to participate in the Plan as of the beginning of the Plan year coincident with or next following the completion of at least one month of continuous service with one or more Employers, subject to the limitations imposed by Section 423(b) of the Code.

b. Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option:

(1) If, immediately after that grant, the Employee would own shares, and/or hold outstanding options to purchase shares, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company; or

(2) That permits an Employee rights to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of the shares (determined at the time that option is granted) for each calendar year in which those stock options are outstanding at any time.

3.	Offerings.

The Company will make one or more annual offerings to Employees to purchase stock hereunder. The terms and conditions of each such offering shall specify the number of shares that may be purchased thereunder. The fixed term of any offering shall include a Purchase Period of specified duration, during which (or during that period thereof during which an Employee may elect to participate) the amounts received by an Employee as Base Salary shall constitute the measure of that Employee’s participation in the offering.

4.	Participation.

An Employee who is, on the effective date of any offering, eligible to participate in that offering, may participate by completing and forwarding the information requested at Benefits Online on the Company’s ICON site. Payroll deductions for a Participant shall commence on the date when the authorization for a payroll deduction becomes effective and end on the termination date of the offering to which that authorization applies, unless terminated sooner by the Participant in accordance with Paragraph 8 below.

5.	Payroll Deductions.

A Participant’s payroll deduction authorization shall authorize deductions each payday during a Purchase Period at a rate not to exceed 10% of the Participant’s Base Salary at the beginning of that Purchase Period but, at a minimum, at a rate that will accumulate an amount equal to the offering price of at least five shares by the end of the Purchase Period.

a. All payroll deductions made for a Participant shall be credited to a bookkeeping account under the Plan. A Participant may not make separate cash payments into that account.

b. A Participant may at any time prospectively decrease the amount authorized to be deducted per period, provided the minimum deduction required above is maintained. That change may not become effective sooner than the next pay

EXHIBIT B

period ending after receipt of the form by the appropriate payroll location. Notwithstanding anything to the contrary contained herein, a Participant may reduce payroll deductions hereunder only once during any Purchase Period.

c. A Participant may discontinue participation in the Plan in accordance with Paragraph 8 below.

6.	Granting of an Option.

a. In any offering hereunder, each Participant shall be granted an option, on the Date of Offering, for as many full shares of Common Stock as he or she elects to purchase with the payroll deductions credited to the Participant’s account during the Purchase Period, based on the option price for the Purchase Period, as described in Subparagraph 6(b) below.

b. The option price per share of shares purchased with payroll deductions made for a Participant during any Purchase Period shall be eighty-five percent or such greater percentage as the Committee may determine in its sole discretion of the last sale price of the Common Stock on the first day of the Purchase Period or, if there was no such reported sale of Common Stock on that date, on the next preceding date on which there was such a reported sale.

7.	Exercise of Option.

a. As of the last day of the Purchase Period for any offering, the account of each Participant shall be totaled and the option price determined. If a Participant has sufficient funds (including interest credited on his or her account at the rate computed in accordance with Paragraph 9 below) to purchase five or more full shares at the option price, that Participant shall be deemed to have exercised the option to purchase the number of shares for which he or she has subscribed at that price, and his or her account shall be charged for the number of shares so purchased.

b. Participation in an offering will not bar an Employee from participating in any subsequent offering hereunder. Payroll deductions may be made under each offering to the extent the Employee authorizes, subject to the maximum and minimum limitations for that offering imposed hereby. A separate account shall be maintained for each Participant with respect to each offering. Any unused balance in a Participant’s account at the end of a Purchase Period shall be refunded, with interest computed in accordance with Paragraph 9 below.

c. If a Participant does not accumulate sufficient funds in his or her account to purchase at least five shares during a Purchase Period, the Participant thereupon shall be deemed to have withdrawn from that offering, and his or her account will be refunded, with interest computed in accordance with Paragraph 9 below.

d. The shares of Common Stock purchased by a Participant upon the exercise of his or her option in accordance herewith shall not include fractional shares. Amounts credited to a Participant’s account which would have been used to purchase fractional shares shall be refunded to the Participant, with interest computed in accordance with Paragraph 9 below.

8.	Withdrawal.

a. A Participant may withdraw all payroll deductions credited to an account hereunder at any time before the end of a Purchase Period by giving the Company written notice. All payroll deductions credited to that account shall be paid to the Participant, with interest computed in accordance with Paragraph 9 below, promptly after receipt of notice of withdrawal, and no further payroll deductions shall be made for that Participant in respect of that offering.

b. Except as provided in the following sentence, an Employee’s withdrawal from the Plan shall not have any effect upon his or her eligibility to participate in any succeeding offering hereunder; provided that Section 16 Officers who make withdrawals or otherwise cease participation in the Plan during any Purchase Period shall be precluded from re-participation in the Plan until the next Purchase Period that begins at least six months after that withdrawal or cessation of participation.

c. If an Employee retires or otherwise terminates employment, no payroll deduction shall be made from any pay due and owing at that time, and the balance in the Employee’s account shall be paid to the Employee, with interest computed in accordance with Paragraph 9 below or, at the Employee’s election, used to purchase Common Stock in accordance with Paragraph 7 above.

d. If an Employee dies, that Employee’s beneficiary may elect to withdraw the balance in his or her account, with interest computed in accordance with Paragraph 9 below, or apply it to the purchase of the appropriate number of full shares of Common Stock at a price determined in accordance with Paragraph 6 above, using the date of death as though it were the last day of the Purchase Period. Any balance in that account remaining after that purchase shall be paid, with interest computed in accordance with Paragraph 9 below, to the person or persons entitled thereto in accordance with Paragraph 12 below.

9.	Interest.

Each Participant’s account shall be credited with interest at the rate in effect from time to time on statement savings accounts of Wilmington Trust Company that may not be accessed by check.

10.	Stock.

a. The shares to be sold to Participants hereunder are to be authorized and unissued shares of Common Stock, or issued shares of Common Stock that the Company has reacquired and holds in its treasury. The maximum number of shares that shall be made available for sale hereunder during all offerings shall be 800,000 shares, subject to adjustment upon changes in the Company’s capitalization as provided in Paragraph 14 below.

b. None of the rights or privileges of a stockholder of the Company shall exist with respect to shares purchased hereunder until the end of the Purchase Period with respect to which those shares were acquired.

c. If in any offering Employees subscribe for more shares than remain available under the Plan, the shares in that offering shall be allocated pro rata among employees by multiplying the number of shares remaining under the Plan by a fraction, the numerator of which is the number of shares the Employee subscribed for in that offering and the denominator of which is the number of shares all Employees subscribed for in that offering.

d. Shares to be delivered to an Employee hereunder will be registered in the Employee’s name or, if directed by written notice to Wilmington Trust Company’s Human Resources Department before the end of a Purchase Period, in the names of the Employee and one other person, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

11.	Administration.

The Plan shall be administered by a committee (the “Committee”) consisting of not less than three members who shall be appointed by the Company’s Board of Directors. Each member of the Committee shall be either a director, an officer, or an Employee of an Employer. The Committee shall be vested with full authority to make, administer, and interpret rules and regulations that it deems necessary or desirable to administer the Plan. Any determination, decision, interpretation, administration, or application hereof shall be final, conclusive, and binding upon all Participants and any and all persons claiming under or through any Participant.

12.	Designation of Beneficiary.

A Participant may designate a beneficiary to Wilmington Trust Company’s (“WTC’s”) Human Resources Department who is to receive any shares and/or cash for the Participant’s credit hereunder in the event of that Participant’s death before the delivery of those shares and/or cash. The Participant may change that designation at any time by providing notice to WTC’s Human Resources Department. Upon the death of a Participant and receipt by WTC’s Human Resources Department of proof of the Participant’s death and the identity and existence of a beneficiary validly designated hereunder, the Company shall deliver those shares and/or that cash to the executor or administrator of the Participant’s estate. If no such executor or administrator has been appointed to the Company’s knowledge, the Company may, in its discretion and in such form as the Committee may prescribe, deliver those shares and/or that cash to the Participant’s spouse or to any one or more dependents or relatives of the Participant. If no spouse, dependent or relative is known to the Company, then the Company may, in its discretion and in such form as the Committee may prescribe, deliver those shares and/or that cash to such other person as the Committee may designate. No such designated beneficiary shall, before the death of the Participant by whom the beneficiary has been designated, acquire any interest in the shares and/or cash credited to the Participant hereunder.

13.	Transferability.

No rights with respect to the exercise of any option or to receive shares hereunder may be assigned, transferred, pledged, or otherwise disposed of by an Employee. Options granted hereunder are not transferable by an Employee otherwise than by will or the laws of descent and distribution, and are exercisable during an Employee’s lifetime only by the Employee.

14.	Changes in Capitalization.

The number and kind of shares subject to outstanding options hereunder, the purchase price of those options, and the number and kind of shares available for options subsequently made available hereunder shall be adjusted appropriately to reflect any stock dividend, stock split, combination, or exchange of the Company’s shares, merger, consolidation, or other change in the Company’s capitalization with a similar substantive effect upon the Plan or options granted or to be granted hereunder. The Committee shall have the power and sole discretion to determine the nature and amount of the adjustment to be made in each case.

15.	Use of Funds.

All payroll deductions received or held by an Employer hereunder may be used by the Employer for any corporate purpose, and the Employer shall not be obligated to segregate those payroll deductions.

16.	Government Regulations.

The Company’s obligations to sell and deliver the Company’s stock hereunder are subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of that stock. The Company’s Board of Directors may, in its discretion, require as conditions to the exercise of any option granted hereunder that the shares of Common Stock reserved for issuance upon the exercise of the option have been duly listed, upon official notice of issuance, on a stock exchange or the National Association of Securities Dealers Automated Quotation System, and that either:

a. A Registration Statement with respect to those shares is effective under the Securities Act of 1933; or

b. The Participant has represented at the time of purchase, in form and substance satisfactory to the Company, that he or she intends to purchase those shares for investment and not for resale or distribution.

17.	Amendment or Termination.

Unless terminated sooner by the Company’s Board of Directors, the Plan shall terminate automatically as of May 31, 2013. The Company’s Board of Directors may terminate or amend the Plan at any time. No such termination shall affect options previously granted hereunder. No such amendment may make any change in any option theretofore granted hereunder that would adversely affect the rights of any Participant, nor be made without the prior approval of a majority of the shares of the Company’s outstanding stock if that approval would be required by law, including if that amendment would:

a. Permit the sale of more shares than are authorized under Paragraph 10 above; or

b. Permit payroll deductions at a rate in excess of 10% of a Participant’s Base Salary.

18.	No Employment Rights.

The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares hereunder, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company or any direct or indirect subsidiary thereof. The Plan shall not be deemed to interfere in any way with the right of the Company or any direct or indirect subsidiary thereof to terminate, or otherwise modify, an Employee’s employment at any time.

19.	Governing Law. Delaware law, other than the conflict-of-laws provisions of that law, shall govern all matters relating to the Plan, except as that law is superseded by the laws of the United States.

20.	Definitions.

Unless otherwise defined herein, capitalized terms used herein shall have the following meanings:

a. “Base Salary” means regular straight-time earnings, excluding payments for overtime, incentive compensation, bonuses, and other special payments except to the extent the Committee specifically approves including any such item.

b. “Committee” means the committee established pursuant to Paragraph 11 above to administer the Plan.

c. “Date of Offering” shall be the first day of each Purchase Period.

d. “Employee” shall mean any person, including an officer, who is customarily employed by an Employer for 15 hours or more per week and for more than five months in a calendar year.

e. “Employer” means the Company and any subsidiary company designated as a participating company by the Company’s Board of Directors, 15% or more of the voting stock of which is owned directly or indirectly by the Company.

f. “Participant” means an Employee who has agreed to participate in an offering and has met the requirements of Paragraph 4 above.

g. “Purchase Period” means each of the periods during which a Participant may purchase Common Stock pursuant to any particular offering hereunder.

h. “Section 16 Officers” means officers of the Company, or of any subsidiary of the Company 25% or more of the voting stock of which is owned directly or indirectly by the Company, designated as Section 16 Officers by resolution of the Board of Directors of the Company from time to time.

WILMINGTON TRUST CORPORATION
2008 LONG-TERM INCENTIVE PLAN

1.	Purpose.

The 2008 Long-Term Incentive Plan (the “Plan”) of Wilmington Trust Corporation (“Wilmington Trust”) is designed to encourage and facilitate ownership of stock by, and provide additional incentive compensation based on appreciation of that stock to, key staff members and directors and advisory board members of Wilmington Trust and other entities to whom the Committee grants Awards. Wilmington Trust hopes thereby to provide a potential proprietary interest as additional incentive for the efforts of those individuals in promoting Wilmington Trust’s continued growth and the success of its business. The Plan also will aid Wilmington Trust in attracting and retaining professional and managerial personnel.

2.	Administration.

The Plan shall be administered by the Corporation’s Compensation Committee, consisting solely of non-staff member directors, the Corporation’s Select Committee, consisting of either or both of its two staff member directors, or any other committee of the Corporation’s Board of Directors that the Board may appoint from time to time to administer the Plan (all such committees are hereinafter sometimes collectively referred to as the “Committee”). The Compensation Committee shall have sole authority to grant Awards to a Participant who is, at the Date of Grant of the Award, either a “covered employee” as defined in Section 162(m) or subject to Section 16 of the Exchange Act. The Compensation Committee also shall have authority to grant Awards to other Participants. The Select Committee shall have authority to grant Awards to Participants who are not, at the Date of Grant of the Award, either “covered employees” as defined in Section 162(m) or subject to Section 16 of the Exchange Act.

The Committee shall have the power and authority to administer the Plan in accordance with this Section 2. Wilmington Trust’s Board may appoint members of the Committee from time to time in substitution for those members who previously were appointed and may fill vacancies in the Committee, however caused.

The Committee shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and the Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, establish and modify administrative rules for the Plan, select persons to whom Awards may be granted, determine the terms and provisions of Award Agreements (which need not be identical), determine all claims for benefits hereunder, impose conditions and restrictions on Awards it determines to be appropriate, and take steps in connection with the Plan and Awards it deems necessary or advisable. In the event of a conflict between determinations made by the Compensation Committee and the Select Committee, the determination of the Compensation Committee shall control.

A majority of the Compensation Committee’s members shall constitute a quorum thereof, and action by a majority of a quorum shall constitute action by the Compensation Committee. Compensation Committee members may participate in meetings by conference telephone or other similar communications equipment by means of which all members participating in the meeting can hear each other. Any decision or determination reduced to writing and signed by all of the Compensation Committee’s members shall be as effective as if that action had been taken by a vote at a meeting of the Committee duly called and held.

3.	The Shares.

The Committee shall not authorize issuance of more than a total of 4,000,000 shares hereunder, except as otherwise provided in Section 9(i) below. These may either be authorized and unissued shares or previously issued shares Wilmington Trust has reacquired. The shares covered by any unexercised portions of terminated Options granted under Section 5 and shares subject to any Awards the Participant otherwise surrenders without receiving any payment or other benefit may again be subject to new Awards hereunder. If a Participant pays the purchase price of an Option or tax liability associated with that exercise in whole or part by delivering Wilmington Trust Stock, the number of shares issuable in connection with

EXHIBIT C

the Option’s exercise shall not again be available for the grant of Awards. Shares used to measure the amount payable to a Participant in respect of Performance Awards or Other Awards shall not again be available for the grant of Awards. Shares issued in payment of Performance Awards denominated in cash amounts shall not again be available for the grant of Awards.

4.	Participation.

The Committee shall designate Participants from time to time in its sole and absolute discretion. Those Participants may include officers, other key staff members, and directors and advisory board members of, and consultants to, Wilmington Trust or its subsidiaries or affiliates. In making those designations, the Committee may take into account the nature of the services the officers, key staff members, directors, advisory board members, and consultants render, their present and potential contributions to Wilmington Trust, and other factors the Committee deems relevant in its sole and absolute discretion.

If the Committee designates a Participant to receive an Award in any year, it need not designate that person to receive an Award in any other year. In addition, if the Committee designates a Participant to receive an Award under one portion hereof, it need not include that Participant under any other portion hereof. The Committee may grant more than one type of Award to a Participant at one time or at different times.

5.	Options.

a. Grant of Options.  The Committee shall designate the form of Options and additional terms and conditions not inconsistent with the Plan. The Committee may grant Options either alone or in addition to other Awards. The terms and conditions of Option Awards need not be the same with respect to each Participant. The Committee may grant to Participants one or more incentive stock options (“Incentive Stock Options”) that meet the requirements of Section 422 of the Code, stock options that do not meet those requirements (“Nonstatutory Stock Options”), or both. To the extent any Option does not qualify as an Incentive Stock Option, whether because of its provisions, the time or manner of its exercise, or otherwise, that Option or the portion thereof that does not so qualify shall constitute a separate Nonstatutory Stock Option.

b. Incentive Stock Options.  Each provision hereof and in any Award Agreement the Committee designates as an Incentive Stock Option shall be interpreted to entitle the holder to the tax treatment afforded by Section 422 of the Code, except in connection with the exercise of Options: (1) following a Participant’s Termination of Employment; (2) in accordance with the Committee’s specific determination with the consent of the affected Participant; or (3) to the extent Section 9 would cause an Option to no longer be entitled to that treatment. If any provision herein or the Award Agreement is held not to comply with requirements necessary to entitle that Option to that tax treatment, then except as otherwise provided in the preceding sentence: (x) that provision shall be deemed to have contained from the outset the language necessary to entitle the Option to that tax treatment; and (y) all other provisions herein and in that Award Agreement shall remain in full force and effect. Except as otherwise specified in the first sentence of this Section 5(b), if any Award Agreement covering an Option the Committee designates to be an Incentive Stock Option does not explicitly include any term required to entitle that Option to that tax treatment, all those terms shall be deemed implicit in the designation of that Option, and that Option shall be deemed to have been granted subject to all of those terms.

c. Option Price.  The Committee shall determine the per share exercise price of each Option. That price shall be at least the greater of (1) the par value per share of Wilmington Trust Stock and (2) 100% of the last sale price of Wilmington Trust Stock on the Date of Grant.

d. Option Term.  The Committee shall fix the term of each Option, but no Option shall be exercisable more than ten years after the date the Committee grants it.

e. Exercisability.  The Committee may at the time of grant determine performance targets, waiting periods, exercise dates, and other restrictions on exercise and designate those in the Award Agreement.

f. Method of Exercise.  Subject to any waiting periods that may apply under Section 5(e) above, a Participant may exercise Options in whole or in part at any time during the period of time, if any, set forth in the Award Agreement during which that Option or portion thereof is exercisable by giving Wilmington Trust written notice specifying the number of shares to be purchased. The Participant must accompany that notice by payment in full of the purchase price in a form the Committee may accept. If the Committee determines in its sole discretion at or after grant, a Participant also may make payment in full or in part in the form of shares of Wilmington Trust Stock already owned and/or in the form of shares otherwise issuable upon exercise of the Option. In either case, the value of that stock shall be based on the Market Value Per Share of Wilmington Trust Stock tendered on the date the Option is exercised.

Notwithstanding the foregoing, the right to pay the purchase price of an Incentive Stock Option in the form of already-owned shares or shares otherwise issuable upon exercise of the Option may be authorized only at the time of grant. No shares shall be issued until payment therefor has been made as provided herein, except as otherwise provided herein. In general, a Participant shall have the right to dividends and other rights of a shareholder with respect to Wilmington Trust Stock subject to the Option only when certificates for shares of that stock are issued to the Participant.

g. Acceleration or Extension of Exercise Time.  The Committee may, in its sole and absolute discretion, on or after the Date of Grant, permit shares subject to any Option to become exercisable or be purchased before that Option would otherwise become exercisable under the Award Agreement. In addition, the Committee may, in its sole and absolute discretion, on or after the Date of Grant, permit any Option granted hereunder to be exercised after its expiration date, subject to the limitation in Section 5(d) above. Any extension of the expiration date of an Option under this Section 5(g) must result in the Option complying with or being exempt from the requirements of Section 409A of the Code.

h. Termination of Employment.  Unless the Committee provides otherwise in an Award Agreement or after granting an Option, if the employment of a Participant who has received an Option terminates on other than: (1) the Participant’s Normal Retirement Date; (2) the Participant’s Other Retirement Date; (3) the Participant’s death; or (4) the Participant’s Disability, all Options previously granted to that Participant but not exercised before that Termination of Employment shall expire as of that date.

i. Death, Disability, or Retirement of a Participant.  If a Participant dies while employed by the employer he or she was employed with when he or she was last granted Options, an Option theretofore granted to that Participant shall not be exercisable after the earlier of the expiration of that Option or three years after the date of that Participant’s death, and only (1) by the person or persons to whom the Participant’s rights under that Option passed under the Participant’s will or by the laws of descent and distribution and (2) if and to the extent the Participant was entitled to exercise that Option at the date of his or her death.

If a Participant’s employment with the employer he or she was employed with when he or she was last granted Options terminates due to Disability or on the Participant’s Normal Retirement Date or Other Retirement Date, an Option theretofore granted to that Participant shall not be exercisable after the earlier of the expiration date of the Option or three years after the date of the Disability or retirement. If the Participant has died before then, an Option theretofore granted to that Participant shall be exercisable (1) only by the person or persons to whom the Participant’s rights under the Option passed under the Participant’s will or by the laws of descent and distribution and (2) if and to the extent the Participant was entitled to exercise that Option on the date of his or her death.

6.	Performance Awards.

a. Grant of Performance Awards.  The Committee also may grant awards payable in cash or shares or a combination of both at the end of a specified performance period (“Performance Awards”) hereunder. These shall consist of the right to receive payment measured by (1) a specified number of shares at the end of an Award Period, (2) the Market Value Per Share of a specified number of shares at the end of an Award Period, (3) the increase in the Market Value Per Share of a specified number of shares during an Award Period, or (4) a fixed cash amount payable at the end of an Award Period, contingent on the extent to which certain pre-determined performance targets are met during the Award Period. The Committee shall determine the Participants, if any, to whom Performance Awards are awarded, the number of Performance Awards awarded to any Participant, the duration of the Award Period during which any Performance Award will be vested, and other terms and conditions of Performance Awards.

b. Performance Targets.  The Committee may establish performance targets for Performance Awards in its sole and absolute discretion. These may include individual performance standards or specified levels of revenues from operations, earnings per share, return on shareholders’ equity, and/or other goals related to the performance of Wilmington Trust or any of its subsidiaries or affiliates. The Committee may, in its sole and absolute discretion, in circumstances in which events or transactions occur to cause the established performance targets to be an inappropriate measure of achievement, change the performance targets for any Award Period before the final determination of a Performance Award.

c. Earned Performance Awards.  In granting a Performance Award, the Committee may prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree performance targets are attained. The degree of attainment of performance targets shall be determined as of the last day of the Award Period.

d. Payment of Earned Performance Awards.  Wilmington Trust shall pay earned Performance Awards granted under Section 6(a)(2) or 6(a)(3) above in cash or shares based on the Market Value Per Share of Wilmington Trust Stock on the last day of an Award Period, or a combination of cash and shares, at the Committee’s sole and absolute discretion. Wilmington Trust shall normally make payment as soon as practicable after an Award Period. However, the Committee may permit deferral of payment of all or a portion of a Performance Award payable in cash upon a Participant’s request made on a timely basis in accordance with rules the Committee prescribes. Those deferred amounts may earn interest for the Participant under the conditions of a separate agreement the Committee approves and the Participant executes. In its sole and absolute discretion, the Committee may define in the Award Agreement other conditions on paying earned Performance Awards it deems desirable to carry out the purposes hereof.

e. Termination of Employment.  Unless the Committee provides otherwise in the Award Agreement or as otherwise provided below, in the case of a Participant’s Termination of Employment before the end of an Award Period, the Participant will not be entitled to any Performance Award.

f. Disability, Death, or Retirement.  Unless the Committee provides otherwise in the Award Agreement or after the grant of a Performance Award, if a Participant’s Disability Date or the date of a Participant’s Termination of Employment due to death or retirement on or after his or her Normal Retirement Date or Other Retirement Date occurs before the end of an Award Period, the Participant or the Participant’s Beneficiary shall be entitled to receive a pro-rata share of his or her Award in accordance with Section 6(g) below.

g. Pro-Rata Payment.  The amount of any payment Wilmington Trust makes to a Participant or that Participant’s Beneficiary under circumstances described in Section 6(f) above shall be determined by multiplying the amount of the Performance Award that would have been earned, determined at the end of the Performance Award Period, if that Participant’s employment had not been terminated, by a fraction, the numerator of which is the number of whole months the Participant was employed during the Award Period and the denominator of which is the total number of months in the

Award Period. That payment shall be made as soon as practicable after the end of that Award Period, and shall relate to attainment of the applicable performance targets over the entire Award Period.

h. Other Events.  Notwithstanding anything to the contrary contained in this Section 6, the Committee may, in its sole and absolute discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment before the end of an Award Period under certain circumstances, including a material change in circumstances arising after the date the Performance Award is granted, and subject to terms and conditions the Committee deems appropriate.

i. Code Section 409A.  Notwithstanding any other provision of this Section 6, each Performance Award constituting deferred compensation within the meaning of Section 409A of the Code shall comply with the requirements of Section 409A.

7.	Other Stock-Based Awards.

a. Grant of Other Awards.  The Committee may grant other Awards under this Section 7 (“Other Awards”), valued in whole or in part by reference to, or otherwise based on, shares of Wilmington Trust Stock. Subject to the provisions hereof, the Committee shall have the sole and absolute discretion to determine the persons to whom and the time or times at which those Awards are made, the number of shares to be granted pursuant thereto, if any, and all other conditions of those Awards. Any Other Award shall be confirmed by an Award Agreement. The Award Agreement shall contain provisions the Committee determines necessary or appropriate to carry out the intent hereof with respect to the Award.

b. Terms of Other Awards.  In addition to the terms and conditions specified in the Award Agreement, Other Awards made under this Section 7 shall be subject to the following:

(1) Any shares subject to Other Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered before the date on which those shares are issued or, if later, the date on which any applicable restriction, performance, or deferral period lapses;

(2) If specified in the Award Agreement, the recipient of an Other Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the shares covered by that Award, and the Committee may, in its sole and absolute discretion, provide in the Award Agreement that those amounts be reinvested in additional shares;

(3) The Award Agreement shall contain provisions dealing with the disposition of the Award in the event of the Participant’s Termination of Employment before the exercise, realization, or payment of the Award. The Committee may, in its sole and absolute discretion, waive any of the restrictions imposed with respect to any Other Award; and

(4) Shares issued as a bonus pursuant to this Section 7 shall be issued for the consideration the Committee determines is appropriate, in its sole and absolute discretion, but rights to purchase shares shall be priced at at least 100% of the Market Value Per Share on the date the Other Award is granted.

8.	Annual Retainer.

a. Payment of Annual Retainer.  During the term hereof, each non-employee director of each company the Compensation Committee designates to participate in this Section 8 shall be paid the first half of his or her Annual Retainer in Wilmington Trust Stock. Each director also may elect to receive the second half of his or her Annual Retainer in cash or Wilmington Trust Stock, or a combination of both. The Compensation Committee shall establish rules with respect to electing the form of payment provided for in the preceding sentence to facilitate compliance with Rule 16b-3. The number of shares to be issued to a non-employee director who receives shares pursuant to this Section 8(a) shall be the dollar amount of the portion of the Annual Retainer payable in shares divided by the Market Value Per Share of a share of Wilmington Trust Stock on the business day immediately preceding the date that installment of the Annual Retainer is otherwise paid to that company’s directors. Wilmington Trust shall not be required to issue fractional shares. Whenever under this Section 8 a fractional share would otherwise be required to be issued, Wilmington Trust shall pay an amount in lieu thereof in cash based upon the Market Value Per Share of that fractional share.

b. Deferral of Payment of Annual Retainer.

(1) Except as provided below, a director may irrevocably elect to defer receipt of all or any number of the shares of stock representing the Annual Retainer payable for a calendar year and receive a credit under his or Stock Unit Account of an equivalent number of Stock Units. Any such deferral election must be made in a time period the Committee may designate from time to time, provided that such period shall not end later than December 31 of the calendar year prior to the calendar year with respect to which the deferral election is made. Notwithstanding the foregoing, in the case of the first year in which a director becomes eligible to defer receipt of an Annual Retainer under this Plan, the director may make an initial deferral election within 30 days after the date the director becomes eligible to participate in the Plan with respect to any Annual Retainer earned later that same calendar year.

(2) A director’s Stock Unit Account shall be credited with a number of Stock Units equal in value to the amount of any cash dividends or stock distributions that would be payable with respect to those Stock Unit if those Stock Units had been outstanding shares of Wilmington Trust Stock (“dividend equivalents”). The number of Stock Units credited with respect to cash dividends shall be determined by dividing the amount of cash dividends that would be payable by the Fair Market Value of Wilmington Trust Stock as of the date those cash dividends would be payable.

(3) The Stock Units in a director’s Stock Unit Account shall be distributed, or commence to be distributed, to the Participant only in the form of Wilmington Trust Stock (with fractional shares being payable in cash) upon that director’s “separation from service” (within the meaning of Section 409A of the Code) in a lump sum payment or in periodic payments over time, as elected by the director at the time specified in Section 8(b)(1) above in accordance with procedures the Committee may establish. A director shall be entitled to receive a distribution of one share of Wilmington Trust Stock for each Stock Unit credited to his or her Stock Unit Account and cash equal to the Fair Market Value of any fractional Stock Unit credited to his or her Stock Unit Account.

9.	Terms Applicable to All Awards Granted under the Plan.

a. Effect of Change in Control.  Upon a Change in Control:

(1) Any and all Options shall become exercisable immediately; and

(2) The target values attainable under all Performance Awards and Other Awards shall be deemed to have been fully earned for the entire Award Period as of the effective date of the Change in Control.

b. Limitations.

(1) No person may be granted Awards in respect of more than 500,000 shares in any calendar year during the term hereof;

(2) No Awards other than options can be made hereunder in respect of more than a total of 1,000,000 shares of Wilmington Trust Stock during the Plan’s term; and

(3) No Options or other Awards can be re-priced after they have been granted.

c. Plan Provisions Control Award Terms.  The terms of the Plan govern all Awards granted hereunder. The Committee shall not have the power to grant a Participant any Award that is contrary to any provision hereof. If any provision of an Award conflicts with the Plan as it is constituted on the date the Award is granted, the terms of the Plan shall control. Except as provided in Sections 6(b) and 9(i) of the Plan, or unless the Committee provides otherwise in its sole and absolute discretion in the Award Agreement, the terms of any Award granted hereunder may not be changed after the date it is granted to materially decrease the value of the Award without the express written approval of the holder thereof. No person shall have any rights with respect to any Award until Wilmington Trust and the Participant have executed and delivered an Award Agreement or the Participant has received a written acknowledgement from Wilmington Trust that constitutes an Award Agreement.

d. Limitations on Transfer.  A Participant may not transfer or assign his or her rights or interests with respect to Awards except by will, the laws of descent and distribution, or, in certain circumstances, pursuant to a qualified domestic relations order, as defined by the Code, Title I of ERISA, or the rules thereunder. Except as otherwise specifically provided herein, a Participant’s Beneficiary may exercise the Participant’s rights only to the extent they were exercisable hereunder at the date of the Participant’s death and are otherwise currently exercisable.

e. Taxes.  If the Committee deems it necessary or desirable, Wilmington Trust shall be entitled to withhold (or secure payment from a Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or that Wilmington Trust pays (1) with respect to any amount payable and/or shares issuable under that Participant’s Award, (2) with respect to any income recognized upon the lapse of restrictions applicable to an Award, or (3) upon a disqualifying disposition of shares received upon the exercise of any Incentive Stock Option. Wilmington Trust may defer payment or issuance of the cash or shares upon the grant, exercise, or vesting of an Award unless indemnified to its satisfaction against any liability for that tax. The Committee or its delegate shall determine the amount of that withholding or tax payment. The Participant shall make that payment at the time the Committee determines. In each Award Agreement, the Committee shall prescribe one or more methods by which the Participant may satisfy his or her tax withholding obligation. This may include the Participant’s paying Wilmington Trust cash or shares of Wilmington Trust Stock or Wilmington Trust’s withholding from the Award, at the appropriate time, a number of shares sufficient to satisfy those tax withholding requirements, based on the Market Value Per Share of those shares. In its sole and absolute discretion, the Committee may establish rules and procedures relating to any withholding methods it deems necessary or appropriate. These may include rules and procedures relating to elections by Participants who are subject to Section 16 of the Exchange Act to have shares withheld from an Award to meet those withholding obligations.

f. Awards Not Includable for Benefit Purposes.  Income a Participant recognizes pursuant to the provisions hereof shall not be included in determining benefits under any employee pension benefit plan, as that term is defined in Section 3(2) of ERISA, group insurance, or other benefit plan applicable to the Participant that the Participant’s employer maintains, except if those plans or the Committee provide otherwise.

g. Compliance with Rule 16b-3 and Section 162(m).

(1) If the Compensation Committee desires to structure any Award so that the compensation payable thereunder will qualify as “performance based” under Section 162(m), the Compensation Committee may establish objective performance goals as the basis for that Award. Those performance goals will be based on any combination the Compensation Committee selects of income, net income, growth in income or net income, earnings per share, growth in earnings per share, cash flow measures, return on equity, return on assets, return on investment, loan loss reserves, market share, fees, growth in fees, assets, growth in assets, stockholder return, stock price, achievement of balance sheet or income statement objectives, expenses, reduction in expenses, chargeoffs, nonperforming assets, market share, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies, and may be measured by the change in that performance target compared to a previous period. The goals may be different each year, and will be established with respect to a particular year by the latest date permitted by

Section 162(m). No payment under such an Award will be made under the plan to a Section 162(m) Participant unless the pre-established performance goals are met or exceeded.

(2) It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and Section 162(m). If any provision of the Plan would be in violation of Section 162(m) if applied as written, that provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as the Compensation Committee determines in its sole and absolute discretion. Wilmington Trust’s Board of Directors is authorized to amend the Plan, and the Compensation Committee is authorized to make any such modifications to Award Agreements, to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments to Rule 16b-3 or Section 162(m). Notwithstanding the foregoing, Wilmington Trust’s Board of Directors may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or Section 162(m) if the Board concludes that compliance is no longer desired. The Compensation Committee may grant Awards that do not comply with Rule 16b-3 and/or Section 162(m) if it determines, in its sole and absolute discretion, that it is in Wilmington Trust’s interest to do so.

h. Amendment and Termination.

(1) Wilmington Trust’s Board of Directors shall have complete power and authority to amend the Plan at any time it deems it necessary or appropriate. However, those directors shall not, without the affirmative approval of Wilmington Trust’s shareholders, make any amendment that requires shareholder approval under Rule 16b-3, the Code, or any other applicable law or rule of any exchange on which Wilmington Trust’s shares are listed unless the directors determine that compliance with Rule 16b-3, the Code, or those laws or rules is no longer desired. No termination or amendment hereof may, without the consent of the Participant to whom any Award has been granted, adversely affect the right of that individual under that Award. However, the Committee may make provision in the Award Agreement for amendments it deems appropriate in its sole and absolute discretion.

(2) Wilmington Trust’s Board of Directors may terminate the Plan at any time. No Award shall be granted hereunder after that termination. However, that termination shall not have any other effect. Any Award outstanding at the termination hereof may be exercised or amended after that termination at any time before the expiration of that Award to the same extent that that Award would have been exercisable or could have been amended if the Plan had not terminated.

i. Changes in Wilmington Trust’s Capital Structure.  The existence of outstanding Awards shall not affect the right of Wilmington Trust or its shareholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations, and other changes in Wilmington Trust’s capital structure, Wilmington Trust’s business, any merger or consolidation of Wilmington Trust, any issue of bonds, debentures, or preferred stock, Wilmington Trust’s liquidation or dissolution, any sale or transfer of all or any part of Wilmington Trust’s assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

The number and kind of shares subject to outstanding Awards, the purchase or exercise price of those Awards, the number and kind of shares available for Awards subsequently granted, and the limitation in Section 9(b) hereof shall be adjusted appropriately to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation, or other change in capitalization with a similar substantive effect on the Plan or Awards granted hereunder. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case. However, in no event shall any adjustment be made under the provisions of this Section 9(i) to any outstanding Award if an adjustment has been made or will be made to the shares of Wilmington Trust Stock awarded to a

Participant in that person’s capacity as a shareholder.

If Wilmington Trust is merged or consolidated with another entity and Wilmington Trust is not the surviving entity, or if Wilmington Trust is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Awards remain outstanding, then (1) subject to the provisions of Section 9(i)(2) below, after the effective date of that merger, consolidation, liquidation, or sale, each holder of an outstanding Award shall be entitled to receive, upon exercise of that Award in lieu of shares, other stock or securities as the holders of shares of Wilmington Trust Stock received in the merger, consolidation, liquidation, or sale; and (2) the Committee may cancel all outstanding Awards as of the effective date of that merger, consolidation, liquidation, or sale, provided that (x) notice of that cancellation has been given to each holder of an Award and (y) in addition to any rights he or she may have under Section 9(a) above, each holder of an Award shall have the right to exercise that Award in full, without regard to any limitations set forth in or imposed pursuant to Section 5, 6, or 7 above, during a 30-day period preceding the effective date of the merger, consolidation, liquidation, or sale. The exercise and/or vesting of any Award that was permissible solely because of this Section 9(i)(2)(y) shall be conditioned on consummation of the merger, consolidation, liquidation, or sale. Any Awards not exercised as of the date of the merger, consolidation, liquidation, or sale shall terminate as of that date.

If Wilmington Trust is consolidated or merged with another entity under circumstances in which Wilmington Trust is the surviving entity, and its outstanding shares are converted into shares of a third entity, a condition to the merger or consolidation shall be that the third entity succeed to Wilmington Trust’s rights and obligations hereunder, and that the Plan be administered by a committee of the Board of that entity.

Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, consolidations, or other transactions similar to those described above.

Except as expressly provided herein, Wilmington Trust’s issuance of shares or any other securities for cash, property, labor, or services, either upon direct sale, the exercise of rights or warrants to subscribe therefor, or conversion of shares or obligations of Wilmington Trust convertible into shares or other securities shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares then subject to Awards outstanding.

After any reorganization, merger, or consolidation in which Wilmington Trust or one of its subsidiaries or affiliates is a surviving entity, the Committee may grant substituted Awards replacing old options or other awards granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options or awards may no longer be issued following that reorganization, merger, or consolidation. The Committee shall determine the foregoing adjustments and the manner in which the foregoing provisions are applied in its sole and absolute discretion. Any of those adjustments may provide for eliminating any fractional shares of Wilmington Trust Stock that might otherwise become subject to any Options or other Awards.

Notwithstanding the foregoing, Award Agreements with respect to Awards that constitute deferred compensation (within the meaning of Section 409A of the Code) may contain provisions contrary to the foregoing provisions of this Section 9(i) to the extent necessary for those Award Agreements to comply with the requirements of Section 409A of the Code.

j. Period of Approval and Term of Plan.  The Plan shall be submitted to Wilmington Trust’s shareholders at their annual meeting scheduled to be held on April 17, 2008 or any adjournment or postponement thereof. The Plan shall be adopted and become effective only when approved by Wilmington Trust’s shareholders. Awards may be granted hereunder at any time up to and including April 30, 2011, at which time the Plan will terminate, except with respect to Awards then outstanding. Those shall remain in effect until their exercise, expiration, or termination in accordance herewith.

k.  Compliance with Law and Approval of Regulatory Bodies.  No Award shall be exercisable, and no shares shall be delivered hereunder, except in compliance with all applicable federal and state laws and regulations, the rules of the New York Stock Exchange, and all other stock exchanges on which Wilmington Trust Stock is listed. Any certificate evidencing shares issued hereunder may bear legends the Committee deems advisable to ensure compliance with federal and state laws and regulations. No Award shall be exercisable, and no shares shall be delivered hereunder, until Wilmington Trust has obtained consent or approval from federal and state regulatory bodies that have jurisdiction over matters as the Committee deems advisable.

If a Participant’s Beneficiary exercises an Award, the Committee may require reasonable evidence regarding the ownership of the Award and consents, rulings, or determinations from taxing authorities the Committee deems advisable.

l. No Right of Employment.  Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan or any part hereof, shall confer upon any Participant any right to continue in the employ of the Participant’s employer, nor in any other way affect the employer’s right or power to terminate the Participant’s employment at any time, to the same extent as might have been done if the Plan had not been adopted.

m. Use of Proceeds.  Funds Wilmington Trust receives on the exercise of Awards shall be used for its general corporate purposes.

n. Severability.  Whenever possible, each provision hereof and of every Award granted hereunder shall be interpreted in a manner as to be effective and valid under applicable law. If any provision hereof or of any Award granted hereunder is held to be prohibited by or invalid under applicable law, then (1) that provision shall be deemed amended to accomplish the provision’s objectives as originally written to the fullest extent permitted by law and (2) all other provisions hereof and of every other Award granted hereunder shall remain in full force and effect.

o. Construction of the Plan.  The place of administration of the Plan shall be in Delaware, and the validity, construction, interpretation, administration, and effect hereof, its rules and regulations, and rights relating hereto shall be determined solely in accordance with Delaware law, other than the conflict of law provisions of those laws, and except as that law is superseded by federal law.

p. Interpretation of the Plan.  Headings are given to the sections hereof solely as a convenience for reference. Those headings and the numbering and paragraphing hereof shall not be deemed in any way material or relevant to the construction of any provision hereof. The use of a singular shall also include within its meaning the plural, and vice versa, where appropriate.

q. No Strict Construction.  No rule of strict construction shall be implied against Wilmington Trust, the Committee, or any other person interpreting any term of the Plan, any Award granted under the Plan, or any rule or procedure the Committee establishes.

r. Costs and Expenses.  Wilmington Trust shall bear all costs and expenses incurred in administering the Plan.

s. Unfunded Plan.  The Plan shall be unfunded. Wilmington Trust shall not be required to establish any special or separate fund or otherwise segregate assets to assure payment of any Award.

t. Surrender of Awards.  Any Award granted to a Participant may be surrendered to Wilmington Trust for cancellation on terms the Committee and the Participant approve.

10.	Definitions. For purposes of the Plan, capitalized terms not otherwise defined herein have the following meanings:

a. “Annual Retainer” means the payment(s) the Board of Directors of each company the Compensation Committee designates to participate in Section 8 determines from time to time to be the annual retainer payable each year to each non-employee director thereof.

b. “Award” means (1) any grant to a Participant of any one or a combination of Incentive Stock Options, Nonstatutory Stock Options, Performance Awards, or Other Awards or (2) shares of Wilmington Trust Stock received with respect to an Annual Retainer pursuant to Section 8.

c. “Award Agreement” means a written agreement between Wilmington Trust and a Participant or a written acknowledgement from Wilmington Trust specifically setting forth the terms and conditions of an Award granted to a Participant under the Plan.

d. “Award Period” means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

e. “Beneficiary” means an individual, trust, or estate who or that, by will or the laws of descent and distribution, succeeds to a Participant’s rights and obligations under the Plan and an Award Agreement upon the Participant’s death.

f. “Cause” means, with respect to a Participant who is a staff member of Wilmington Trust or one of its subsidiaries or affiliates or who is a consultant, termination for, as the Committee determines in its sole and absolute discretion, the Participant’s personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order.

g. “Change in Control” means any of the events described below, directly or indirectly or in one or more series of transactions. However, the Committee may, in its sole and absolute discretion, specify in any Award Agreement a more restrictive definition of Change in Control. In that event, the definition of Change in Control set forth in that Award Agreement shall apply to the Award granted thereunder:

(1) Approval by Wilmington Trust Company’s (“WTC’s”) or Wilmington Trust’s shareholders of a consolidation or merger of WTC or Wilmington Trust with any Third Party, unless WTC or Wilmington Trust is the entity surviving that merger or consolidation;

(2) Approval by WTC’s or Wilmington Trust’s shareholders of a transfer of all or substantially all of the assets of WTC or Wilmington Trust to a Third Party or of a complete liquidation or dissolution of WTC or Wilmington Trust;

(3) Any person, entity, or group that is a Third Party, without prior approval of WTC’s or Wilmington Trust’s Board of Directors, by itself or through one or more persons or entities:

(a) Acquires beneficial ownership of 15% or more of any class of WTC’s or Wilmington Trust’s Voting Stock;

(b) Acquires irrevocable proxies representing 15% or more of any class of WTC’s or Wilmington Trust’s Voting Stock;

(c) Acquires any combination of beneficial ownership of Voting Stock and irrevocable proxies representing 15% or more of any class of WTC’s or Wilmington Trust’s Voting Stock;

(d) Acquires the ability to control in any manner the election of a majority of WTC’s or Wilmington Trust’s directors; or

(e) Acquires the ability to directly or indirectly exercise a controlling influence over the management or policies of WTC or Wilmington Trust;

(4) Any election occurs of persons to Wilmington Trust’s Board of Directors that causes a majority of that Board of Directors to consist of persons other than (a) persons who were members of that Board of Directors on February 29, 1996 (the “Effective Date”) and/or (b) persons who were nominated for election as members of that Board of Directors by Wilmington Trust’s Board of Directors (or a committee thereof) at a time when the majority of that Board of Directors (or that committee) consisted of persons who were members of Wilmington Trust’s Board of Directors on the Effective Date. However, any person nominated for election by Wilmington Trust’s Board of Directors (or a committee thereof), a majority of whom are persons described in clauses (a) and/or (b), or are persons who were themselves nominated by that Board of Directors (or a committee thereof), shall be deemed for this purpose to have been nominated by a Board of Directors composed of persons described in clause (a) above.

A Change in Control shall not include any of the events described above if they (x) occur in connection with the appointment of a receiver or conservator for WTC or Wilmington Trust, provision of assistance under Section 13(c) of the Federal Deposit Insurance Act (the “FDI Act”), the approval of a supervisory merger, a determination that WTC is in default as defined in Section 3(x) of the FDI Act, insolvent, or in an unsafe or unsound condition to transact business, or, with respect to any Participant, the suspension, removal, and/or temporary or permanent prohibition by a regulatory agency of that Participant from participating in WTC’s or Wilmington Trust’s business or (y) are the result of a Third Party inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC’s or Wilmington Trust’s voting stock, and that Third Party as promptly as practicable thereafter divests itself of the beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC’s or Wilmington Trust’s Voting Stock.

h. “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes that section.

i. “Date of Grant” means the date designated by the Plan or the Committee as the date as of which an Award is granted. The Date of Grant shall not be earlier than the date on which the Committee approves the granting of the Award.

J. “Disability” means any physical or mental injury or disease of a permanent nature that renders a Participant incapable of meeting the requirements of the employment or other work the Participant performed immediately before that disability commenced. The Committee shall make the determination of whether a Participant is disabled and when the Participant becomes disabled in its sole and absolute discretion.

k. “Disability Date” means the date which is six months after the date on which a Participant is first absent from active employment or work due to a Disability.

l. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

m. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

n. “Market Value Per Share” of a share of Wilmington Trust Stock means, as of any date, the last sale price of a share of Wilmington Trust Stock on that date on the principal national securities exchange on which Wilmington Trust Stock is then traded. If Wilmington Trust Stock is not then traded on a national securities exchange, “Market Value Per Share” shall mean the last sale price or, if none, the average of the bid and asked prices of Wilmington Trust Stock on that date as reported on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”). However, if there were no sales reported as of that date, the Market Value Per Share shall be computed as of the last date preceding that date on which a sale was reported. If any such exchange or quotation system is closed on any day on which the Market Value Per Share is to be determined, the Market Value Per Share shall be determined as of the first date immediately preceding that date on which that exchange or quotation system was open for trading.

o. “Normal Retirement Date” means the date on which a Participant terminates active employment with the employer he or she was employed with when he or she was last granted Awards on or after attaining age 65, but does not include termination for Cause.

p. “Option” means any option to purchase Wilmington Trust stock the Committee grants to a Participant under Section 5.

q. “Other Retirement Date” means a date, on or after a Participant attains age 55 but earlier than the Participant’s Normal Retirement Date, that the Committee in its sole and absolute discretion specifically approves and designates in writing to be the date upon which a Participant retires for purposes hereof, but does not include termination for Cause.

r. “Participant” means any staff member, director (including, without limitation, a director who receives some or all of an Annual Retainer in shares of Wilmington Trust Stock), or advisory board member of or consultant to Wilmington Trust or any of its subsidiaries or affiliates whom the Committee selects to receive Options, Performance Awards, or Other Awards.

s. “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule. t. “SEC” means the Securities and Exchange Commission.

u. “Section 162(m)” means Section 162(m) of the Code and its regulations.

v. “Section 162(m) Participant” means a Participant a portion of whose compensation would be subject to Section 162(m) and that Wilmington Trust desires to deduct.

w. “Stock Unit” means a unit of value, equal at any relevant time to the Fair Market Value of a share of Wilmington Trust Stock, established by the Committee as a means of measuring the value of a director’s Stock Unit Account.

x. “Stock Unit Account” means the bookkeeping account maintained by the Committee or its delegate on behalf of each Participant who is credited with Stock Units and divided equivalents thereon pursuant to Section 8(b).

y. “Subsidiary” means a company more than 50% of the equity interests of which Wilmington Trust beneficially owns, directly or indirectly.

z. “Termination of Employment” means, with respect to a staff member Participant, the voluntary or involuntary termination of the Participant’s employment with Wilmington Trust or any of its subsidiaries or affiliates for any reason (including, without limitation, death, Disability, retirement, or as the result of the sale or other divestiture of the Participant’s employer or any similar transaction in which the Participant’s employer ceases to be Wilmington Trust or one of its subsidiaries or affiliates). With respect to a consultant, Termination of Employment means termination of the Participant’s services as a consultant to Wilmington Trust or one of its subsidiaries or affiliates.

aa. “Third Party” includes a person or entity or a group of persons or entities acting in concert not wholly-owned by Wilmington Trust or WTC, directly or indirectly.

bb. “Voting Stock” means the classes of stock of Wilmington Trust or WTC entitled to vote generally in the election of directors of Wilmington Trust or WTC, as the case may be.

cc. “Wilmington Trust Stock” means Wilmington Trust’s common stock, par value $1 per share.

WILMINGTON TRUST CORPORATION
ANNUAL SHAREHOLDERS’ MEETING
Thursday, April 17, 2008
10:00 a.m.
Wilmington Trust Plaza
Mezzanine Level
301 West Eleventh Street
Wilmington, Delaware

Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 17, 2008.
The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.
If no choice is specified, the proxy will be voted ‘‘FOR’’ Items 1, 2, and 3.
By signing the proxy or voting by telephone or the Internet, you revoke all prior proxies and appoint David R. Gibson and Michael A. DiGregorio, and each of them, acting in the absence of the other, with full power of substitution, to vote your shares on the matter shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

COMPANY #
To Our Shareholders,
You are cordially invited to attend our Annual Shareholders’ Meeting, to be held at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware, at 10:00 A.M. on Thursday, April 17, 2008.
At the Annual Meeting, we will review our performance and answer any questions you may have. The enclosed proxy statement provides you with more details about items that will be addressed at the Annual Meeting. After reviewing the proxy statement, please sign, date, and indicate your vote for the items listed on the proxy card below and return it in the enclosed, postage-paid envelope whether or not you plan to attend the Annual Meeting.
Thank you for your prompt response.
Sincerely,
Ted T. Cecala
Chairman and Chief Executive Officer
There are three ways to vote your Proxy
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.
VOTE BY PHONE — TOLL FREE — 1-800-560-1965
•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 16, 2008.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.
VOTE BY INTERNET — www.eproxy.com/wl
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 16, 2008.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.
VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Wilmington Trust Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.
If you vote by telephone or Internet, please do not mail your proxy card
Wilmington Trust Corporation Rodney Square North 1100 North Market Street Wilmington, DE 19890-0001
ò  Please detach here   ò

The Board of Directors Recommends a Vote FOR Items 1, 2, and 3.

1.	Election of directors:	01	Carolyn S. Burger	04	Robert W. Tunnell, Jr.	☐	Vote FOR	☐	Vote WITHHELD
		02	Robert V.A. Harra, Jr.	05	Susan D. Whiting		all nominees, except		from all nominees
		03	Rex L. Mears				as indicated below

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approval of 2008 Employee Stock Purchase Plan	☐	For	☐	Against	☐	Abstain

3.	Approval of 2008 Long-Term Incentive Plan	☐	For	☐	Against	☐	Abstain
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSALS.

Address Change? Mark Box ☐ Indicate changes below:	Date

Signature(s) in Box
Please sign exactly as your name(s) appears on your proxy card. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.